                                                                   Exhibit 10.36

================================================================================

                             Participation Agreement

                            Dated as of May 23, 2003

                                      Among

                        Bank of America, N.A., as Lessee,

             First States Investors 3500, LLC, as Owner Participant,

                         U.S. Bank National Association,
        a national banking association (as successor to State Street Bank and Trust Company of Connecticut, National Association), not in its
           individual capacity, but solely as Owner Trustee under the
                  Amended and Restated Trust Agreement (1997-D)
                            dated as of May 23, 2003,
           and Lessor, and Patrick E. Thebado as Co-Trustee and Lessor

                First States Group, L.P., as Recourse Guarantor,

                                       and

                Wells Fargo Bank Northwest, National Association,
                  as Indenture Trustee and Pass Through Trustee

                                   ----------

                         Office Buildings Located in the
                           Southeastern United States

================================================================================

                                Table of Contents

Section                                                Heading                                   Page
-------                                                -------                                   ----
Article I                  Definitions.............................................................1

Article II                 Lease...................................................................1

       Section 2.1.        Agreement to Lease......................................................1
       Section 2.2.        Participation and Purchase..............................................1
       Section 2.3.        Closing.................................................................2
       Section 2.4.        Postponement of Closing Date............................................2
       Section 2.5.        Return of Funds.........................................................2

Article III                Conditions Precedent to Closing.........................................3

       Section 3.1.        Participation Conditions................................................3
       Section 3.2.        Lessee's Conditions.....................................................8

Article IV                 Representations and Warranties..........................................9

       Section 4.1.        Representations and Warranties of Lessee................................9
       Section 4.2.        Representations and Warranties of the Owner Participant................10
       Section 4.3.        Representations and Warranties of Indenture Trustee and Pass
                              Through Trustee.....................................................15
       Section 4.4.        Representations and Warranties of Trust Company........................16
       Section 4.5.        Representations and Warranties of the Recourse Guarantor...............17
       Section 4.6.        Representations and Warranties of the Lessor...........................19

Article V                  Covenants of Lessee....................................................21

       Section 5.1.        Merger, etc............................................................21
       Section 5.2.        Delivery of Documents..................................................22
       Section 5.3.        Additional Reports of Lessee...........................................23
       Section 5.4.        Further Assurance......................................................23
       Section 5.5.        Indenture..............................................................24
       Section 5.6.        Enforcement of Certain Warranties......................................26
       Section 5.7.        Change of Name or Location.............................................26
       Section 5.8.        Investigation by Governmental Authorities..............................27
       Section 5.9.        No Acquisition of Notes or Certificates................................27
       Section 5.10.       Redemption Premium Payable by Lessee...................................27
       Section 5.11.       Annual Rent Roll.......................................................27
       Section 5.12.       Amendments to Lease....................................................27
       Section 5.13.       Trustee Fees...........................................................27

Article VI                 Other Covenants and Agreements.........................................28

       Section 6.1.        Cooperation with Lessee................................................28

       Section 6.2.        Closing Conditions.....................................................28
       Section 6.3.        No Bankruptcy Petition.................................................28
       Section 6.4.        Lessor Liens...........................................................28
       Section 6.5.        Further Assurances of Owner Participant................................30
       Section 6.6.        Prepayment.............................................................30
       Section 6.7.        Indebtedness...........................................................31
       Section 6.8.        Limit on Activities....................................................31
       Section 6.9.        No Subsidiaries........................................................31
       Section 6.10.       No Voluntary Bankruptcy................................................31
       Section 6.11.       Change of Name or Location.............................................31
       Section 6.12.       New Series of Certificates.............................................31
       Section 6.13.       Performance of Lease...................................................31
       Section 6.14.       Quiet Enjoyment........................................................32
       Section 6.15.       Redemption Premium Payable by Lessor...................................32
       Section 6.16.       Termination of Other Operative Documents...............................32
       Section 6.17.       Security Documents; Amendments.........................................32
       Section 6.18.       Lien Release...........................................................33
       Section 6.19.       Foreclosure Rights.....................................................33
       Section 6.20.       Lease Covenants........................................................33
       Section 6.21.       Subleases..............................................................34
       Section 6.22.       Certain Limitations in Reorganization..................................34
       Section 6.23.       Trust Issues...........................................................34
       Section 6.24.       Granting of Easements..................................................35
       Section 6.26.       Owner for Federal Tax Purposes.........................................36
       Section 6.27.       Special Purpose Company................................................36
       Section 6.28.       United States Person...................................................36
       Section 6.29.       Agreements of the Recourse Guarantor...................................36
       Section 6.30.       Further Assurances of Indenture Trustee................................38
       Section 6.31.       Change of Situs........................................................38
       Section 6.32.       Single Purpose Entity, Separateness....................................39
       Section 6.33.       Further Assurances; NAIC Filings.......................................42
       Section 6.34.       Insurance..............................................................43
       Section 6.35.       Operating Reserve......................................................43

Article VII                Transfer of Interest...................................................45

       Section 7.1.        Restrictions on Transfer...............................................45
       Section 7.2.        Effect of Transfer.....................................................45
       Section 7.3.        Competitors of the Lessee..............................................45
       Section 7.4.        Transfer by Lessor or Owner Participant................................45
       Section 7.5.        Default................................................................48

Article VIII               Indemnification........................................................48

       Section 8.1.        General Indemnification................................................48
       Section 8.2.        General Tax Indemnification............................................53

Article IX                 Purchase Rights........................................................62

       Section 9.1.        Rights of First Offer..................................................62
       Section 9.2.        Purchase and Transfer of Offered Asset.................................63
       Section 9.3.        Purchase Options.......................................................64

Article X                  Debt Assumption; Refinancing...........................................65

       Section 10.1.       Assumption of Indebtedness.............................................65
       Section 10.2.       Refinancing............................................................66

Article XI                 Financing of Alterations...............................................67

       Section 11.1.       Financing of Alterations...............................................67

Article XII                Miscellaneous..........................................................70

       Section 12.1.       Survival of Agreements.................................................70
       Section 12.2.       Concerning the Trust Company and the Co-Trustee........................70
       Section 12.3.       Notices................................................................70
       Section 12.4.       Counterparts...........................................................70
       Section 12.5.       Amendments.............................................................70
       Section 12.6.       Headings, etc..........................................................71
       Section 12.7.       Parties in Interest....................................................71
       Section 12.8.       Governing Law..........................................................71
       Section 12.9.       [Reserved].............................................................71
       Section 12.10.      Severability...........................................................71
       Section 12.11.      Jurisdiction...........................................................71
       Section 12.12.      Priority; Attornment...................................................72

Attachments to Participation Agreement:

Schedule I   --   Description of Filings and Filing Locations
Exhibit A    --   Description of Existing Subleases
Exhibit B    --   Schedule of Original Lessor's Cost for the Properties
Exhibit C    --   Schedule of Subleases with Non-Disturbance and Attornment

     Participation Agreement dated as of May 23, 2003 among Bank of America, N.A., a national banking association, as lessee (the "Lessee"), U.S. Bank National Association, a national banking association (as successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as Owner Trustee under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003 (the "Owner Trustee"), Patrick
E. Thebado, an individual, not in his individual capacity, except as expressly provided herein, but solely as Co-Trustee under the Amended and Restated Trust
Agreement (1997-D) dated as of May   , 2003 ("Co-Trustee"; the Owner Trustee as
                                   --
the lessor of the Properties in states other than the Co-Trustee States and the Co-Trustee as the lessor of the Properties in the Co-Trustee States, separately or together, as applicable, as lessor (the "Lessor")); First States Investors 3500, LLC, a Delaware limited liability company, as Owner Participant (the "Owner Participant"), First States Group, L.P., a Delaware limited partnership, as recourse guarantor (the "Recourse Guarantor"), and Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee and Pass Through Trustee (in its capacity as indenture trustee, the "Indenture Trustee," and in its capacity as pass through trustee, the "Pass Through Trustee").

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    Article I

                                   Definitions

     Unless the context shall otherwise require, capitalized terms used herein shall have the meanings assigned thereto in Appendix A to the Lease Agreement, dated as of the date hereof, between Lessor and Lessee, for all purposes hereof.

                                   Article II

                                      Lease

   Section 2.1. Agreement to Lease. Subject to the terms and conditions of this Agreement, on the Closing Date the Lessor, as owner of each of the Properties, agrees to amend and restate the Original Leases pursuant to which the respective lessors each leased an undivided interest in certain Properties to the Lessee, into one Lease pursuant to which the Lessor will lease its entire fee interest in the Properties to the Lessee pursuant to the terms and conditions of the Lease.

   Section 2.2. Participation and Purchase. (a) The Lessor desires to borrow funds and, to secure the repayment of such borrowing, the Lessor will mortgage the Properties as collateral security for such borrowings, and pledge and assign the rental payments due and payable under the Lease. In order to provide for the financing, the Lessor will authorize the issue and sale of the Notes. Subject to the terms and conditions of this Agreement, the Pass Through Trust shall assist in the financing contemplated hereby by purchasing on the Closing Date the Note from the Lessor for an amount in immediately available funds equal to $200,000,000.

     (b) The amount specified above for the Pass Through Trustee shall be transferred by the Pass Through Trustee to the account of the Indenture Trustee, ABA #121-000-248, A/C 051-0922115, Re: AFR Lease-Backed CTL, Series 2003-A
Closing Account, in immediately available funds in U.S. dollars, not later than 11:00 a.m., New York City time, on the scheduled Closing Date. Such amounts to be paid on the Closing Date shall be held by the Indenture Trustee, not as part of the Estate, until released in writing by the Pass Through Trustee against delivery of the Notes by the Lessor and delivery of the Title Policies.

   Section 2.3. Closing. At least three Business Days prior to the Closing Date, the Owner Participant shall deliver to each of the Participants, the Lessee and the Indenture Trustee written notice setting forth the Closing Date. All documents and instruments required to be delivered on the Closing Date pursuant to this Agreement shall be delivered at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, IL 60603 or at such other location as may be determined by the Participants and the Lessee.

   Section 2.4. Postponement of Closing Date. The Owner Participant may, by telephonic, telegraphic or telex notice (to be confirmed promptly in writing), postpone the Closing Date to another Business Day; provided, however, that in no
event shall the Closing Date be postponed beyond May   , 2003.
                                                     --

   Section 2.5. Return of Funds. If the financing of the Properties for any reason do not occur on the scheduled Closing Date, any funds made available by a Participant pursuant to Section 2.2(a) hereof and transferred to the Indenture Trustee pursuant to Section 2.2(b) hereof shall be held in trust and be returned by the Indenture Trustee (together with any interest earned thereon) to the party which transferred such funds to an account designated in writing by such party for that purpose and the Lessor shall reimburse each Participant for the loss of use of the funds made available by it pursuant to Section 2.2(a) hereof if such funds are not returned to the Participants by 2:00 p.m., New York City time, on such scheduled Closing Date (except, with respect to a Participant, to the extent any failure of delivery was caused by a default by such Participant) by paying on the date such funds are returned the excess of (x) interest, at the Interest Rate, calculated for the actual number of days from and including the scheduled Closing Date to but excluding the earlier of the actual Closing Date or the Business Day on which the funds are returned to such Participant over (y) any interest, if any, actually earned on such funds during such period and actually paid to or retained by such Participant. Funds received after 2:00 p.m., New York City time, on any Business Day shall be deemed to be returned on the next succeeding Business Day. In the event that this Agreement shall have not been executed or delivered by the Lessor at or prior to the opening of business on the scheduled Closing Date, the Lessor shall provide to the Participants a funding indemnity letter which shall set forth substantially the terms of this Section 2.5. In the event of any such delayed Closing Date, any funds held overnight by the Indenture Trustee shall be invested overnight by the Indenture Trustee in Permitted Investments as directed in writing by the Lessor and at the risk and expense of the Lessor.

                                   Article III

                         Conditions Precedent to Closing

   Section 3.1. Participation Conditions. The obligations of the Lessor, the Pass Through Trustee and the Indenture Trustee to carry out their respective obligations under Article II of this Agreement to be performed on the Closing Date and the obligations of the Purchasers to purchase the Pass Through Certificates pursuant to the Certificate Purchase Agreement shall be subject to the fulfillment to the satisfaction of, or waiver by, such parties (acting directly or through their respective counsel) on or prior to the Closing Date of the following conditions precedent, provided that such obligations of a party shall not be subject to any conditions contained in this Article III which are required to be performed by such party or its Affiliates:

          (a) Performance. Each party to any Operative Document shall have performed and complied with all agreements and conditions contained herein and in any other Operative Document to which it is a party required to be performed or complied with by it on or prior to the Closing Date.

          (b) Litigation. No action or proceeding shall have been instituted or threatened nor shall any Governmental Action or proceeding be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Agreement or any transaction contemplated hereby or by any other Operative Document.

          (c) Consents and Approvals. All consents, approvals and Governmental Actions required to be taken, given or obtained, as the case may be, by or from any Governmental Authority, or by or from any trustee or holder of any indebtedness or obligation of the Lessor, that are necessary or, in the reasonable opinion of the Participants or their counsel, advisable in connection with the execution, delivery and performance of the Operative Documents by all other parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise).

          (d) Authorization, Execution and Delivery of Documents. Each of the Operative Documents shall have been duly authorized, executed and delivered by each of the other parties thereto, shall be in form and substance satisfactory to the Participants and the Indenture Trustee and a counterpart of each thereof (other than the Note, which shall be executed and delivered by the Lessor, authenticated by the Indenture Trustee and delivered solely to the Pass Through Trustee, and other than the Tax Indemnification Agreement, which has already been executed and delivered to the Owner Participant and is in full force and effect) shall have been delivered to the Purchasers, the Owner Participant, the Indenture Trustee and the Pass Through Trustee. Each of the Operative Documents shall be in full force and effect as to all parties thereto and, both before and after giving effect to the transactions contemplated by the Operative Documents on the Closing Date, no Lease Default, Lease Event of Default, Default or Event of Default shall have occurred or be continuing.

          (e) Legality, etc. No change shall have occurred after December 31, 2002 in Applicable Laws and Regulations that, in the opinion of counsel to the Participants or the Indenture Trustee, would make it illegal or economically burdensome for any such party to participate in any of the transactions contemplated by the Operative Documents; and no such change shall prohibit the consummation of any transaction contemplated by the Operative Documents. The execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated therein shall not violate or conflict with any Applicable Laws and Regulations as evidenced by the opinions delivered pursuant to paragraph
     (j).

          (f) No Event of Loss, etc. No material Casualty, Event of Loss, Event of Taking or Condemnation shall have occurred. No action shall be pending or threatened by a Governmental Authority or other Person to initiate a material Condemnation or an Event of Taking.

          (g) Filings and Recordings. (i) The Indenture and the Maryland Security Documents shall have been executed, delivered, acknowledged and recorded in the proper recording offices and (ii) UCC financing statements shall have been executed and delivered by the Lessor in favor of the Indenture Trustee, for the benefit of the Holders, and by the Lessee in favor of the Lessor, and such financing statements shall have been properly recorded and filed for record in all places necessary or desirable in order to perfect the interest of the Indenture Trustee in the Estate, for the benefit of the Holders, and to protect the Lessor's interest in the Properties. All other recordings and filings necessary to create, perfect, preserve and protect (A) the Lessor's title to and interest in the Properties, (B) a first priority lien on and security title to all real estate interests and a first priority perfected security interest in all fixtures and personal property included in the Estate, in each case, in favor of the Indenture Trustee, for the benefit of the Holders, and subject in each case only to Permitted Liens, and (C) the rights and interests of Lessor and Pass Through Trustee, for the benefit of the Certificateholders, under the Operative Documents shall have been made. All recordings and filings to be made pursuant to this subparagraph (g) are set forth in
     Schedule I hereto. Notwithstanding the foregoing, the conditions precedent described in this subparagraph (g) relating to recording and filing shall be satisfied by the unconditional delivery at Closing of the Title Policies described in Section 3.1(p) hereof.

          (h) Representations and Warranties. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document (other than the Tax Indemnification Agreement) shall be true and correct in all material respects as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date).

          (i) Closing Date. The Closing Date shall occur on or prior to May   ,
                                                                            --
     2003.

          (j) Opinions of Counsel. The following opinions, each dated the Closing Date, and in form and substance reasonably acceptable to the parties to whom they are addressed, shall have been delivered and addressed to the Purchasers, the Lessee, the Lessor, the Owner Participant, the Recourse Guarantor, the Indenture Trustee and the Pass Through Trustee:

               (i) the opinion of Morgan, Lewis & Bockius LLP, special counsel for the Owner Participant;

               (ii) the opinions of (a) Bethea, Jordan and Griffen, special South Carolina counsel to the Lessor, (b) the Maynard Law Firm LLC, special Georgia counsel to the Lessor, (c) Womble Carlyle Sandridge & Rice, special North Carolina counsel to the Lessor and (d) Morgan Lewis & Bockius LLP, special Maryland, Washington DC, Virginia and Florida counsel to the Lessor;

               (iii) the opinion of Morgan, Lewis & Bockius LLP, special counsel for the Owner Participant and the Recourse Guarantor;

               (iv) the opinion of Ray, Quinney & Nebeker, special counsel for the Indenture Trustee and Pass Through Trustee;

               (v) a substantive non-consolidation opinion of Morgan, Lewis & Bockius LLP, special counsel to the Lessor (the "Non-Consolidation Opinion");

               (vi) the opinion of Shipman & Goodwin LLP, special counsel for the Lessor; and

               (vii) the opinion of (a) in-house counsel to the Lessee and (b) Allen & Overy, special counsel to the Lessee.

          (k) Survey. The Lessee shall have delivered, or shall have caused to be delivered, to the Participants and the Indenture Trustee, at the Lessor's expense, accurate, as built "ALTA/ASCM Land Title Surveys" of the Land and Improvements for each of the Properties and metes and bounds descriptions of the Land meeting the accuracy requirements of Urban Surveys, as defined therein, which surveys (i) shall include all minimum standard detail requirements for Urban ALTA/ASCM Land Title Surveys (1999 Edition) and items 2 through 4, 6 through 8, 10 and 11(a) listed on Table A thereof and (ii) shall be satisfactory to the Title Insurance Company, the Indenture Trustee and the Participants. Each survey shall be certified by the applicable surveyor to the Lessor, Indenture Trustee, Pass Through Trustee and the Title Insurance Company, and shall show no state of facts unsatisfactory to the Participants and the Indenture Trustee, and shall be prepared within 90 days of the Closing Date by a surveyor licensed to perform surveys in the relevant state reasonably acceptable to the Participants and the Indenture Trustee.

          (l) Officer Certificates. The Participants and the Indenture Trustee shall have received an Officer's Certificate of each of the Lessee, Lessor, the Owner Participant, Recourse Guarantor, Indenture Trustee and Pass Through Trustee stating that (A) each and every representation and warranty of the applicable party contained in the Operative Documents (other than in the Tax Indemnification Agreement) to which it is a party is true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); (B) each Operative Document to which it is a party is in full force and effect with respect to it; (C) it has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document to which it is a party required to be performed or complied with by it on or prior to the Closing Date; and (D) in the case of the Lessor and the Owner Participant, no Default or Event of Default attributable to it has occurred and is continuing.

          (m) Resolutions and Incumbency Certificate, etc. The Participants and the Indenture Trustee shall have received (x) a certificate of the Secretary or an Assistant Secretary of each of the Lessee, the Lessor, the Owner Participant, the Recourse Guarantor, the Indenture Trustee and the Pass Through Trustee attaching copies and certifying as to (i) the Board of Directors resolution or (A) in the case of Owner Participant, the resolution of the Board of Directions of the Managing Member or (B) in the case of Recourse Guarantor, the resolution of the Board of Directors of Recourse Guarantor's General Partner, duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) its certificate of incorporation, certified as of a recent date by the Secretary of State in the jurisdiction of its incorporation or, in the case of the Owner Trustee, Indenture Trustee and the Pass Through Trustee, a certificate of good standing from the Office of the Comptroller of the Currency, or, in the case of Owner Participant, its certificate of formation or, in the case of Recourse Guarantor, its limited partnership certificate, (iii) its by-laws, except in the case of (A) Owner Participant, in which case, its operating agreement or (B) Recourse Guarantor, in which case, its limited partnership agreement, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on its behalf and (y) good standing certificates with respect to each of the Lessee, Lessor and the Recourse Guarantor from the appropriate officer of its state of organization as to its good standing in such state.

          (n) Appraisal. The Indenture Trustee and the Participants shall have received an Appraisal report which shall cover the fair market value, useful life and such other matters relating to each of the Properties as they reasonably require.

          (o) No Material Adverse Change. There shall not have occurred any material adverse change in the consolidated financial condition of the Lessee from that set forth in the consolidated balance sheet of Lessee as of December 31, 2002 together with the related consolidated statements of income for the 12 months then ended.

          (p) Title and Title Insurance. The Indenture Trustee shall have received from the Title Insurance Company lender's policies of title insurance (ALTA Loan Policy-1992 Form) (the "Title Policies") acceptable in form and substance to Indenture Trustee and the Participants insuring that Lessor has good, marketable and indefeasible title to the Properties and insuring the creation under the Indenture or Maryland Security Documents, as the case may be, in favor of the Indenture Trustee, for the benefit of the Holders, of a valid first priority lien on and security title in and to the Properties, subject only to Permitted Liens, in an aggregate amount equal to the principal amount of the Notes issued pursuant to the Indenture with such endorsements as shall be reasonably requested by the Indenture Trustee.

          (q) Tax Certificate. The Lessor shall have received a "nonforeign" person certificate from the Lessee pursuant to Treas.
     Reg.(S) 1.1445-2(b)(2).

          (r) Environmental and Physical Condition Survey. The Participants, the Lessor and the Indenture Trustee shall have received (i) a report in scope, form and substance satisfactory to them in all respects regarding the environmental condition of the Properties and any potential environmental liability or material cost that may be imposed on owners or operators of the Properties, (ii) a 50-year (or such longer period as is mandated by local state laws) title search and a phase I environmental report for each Property, which report shall be satisfactory to the Participants, the Lessor and the Indenture Trustee and copies of all existing phase I, phase II or phase III environmental reports regarding the Properties that are in the Lessee's or Lessor's possession, which shall be satisfactory to the Indenture Trustee, the Participants and the Lessor and (iii) a physical condition survey with respect to the Properties in form and substance reasonably satisfactory to the parties hereto.

          (s) Payment of Transaction Costs. The Owner Participant shall have paid or caused to be paid all Transaction Costs.

          (t) Proceedings, Opinions and Documents. All opinions, certificates and other instruments to be delivered to the Indenture Trustee, the Lessor and the Participants pursuant hereto and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Indenture Trustee and the Participants. The Participants and the Indenture Trustee shall have received copies of all instruments and other evidence as they may reasonably request, in form and substance satisfactory to them, with respect to such transactions and the taking of all corporate proceedings in connection therewith.

          (u) Payment of Taxes, etc. All Taxes, charges, fees and costs, if any, due and payable in connection with the execution, delivery, recording, filing and performance of the Operative Documents and the documents and instruments enumerated and described in Schedule I, or in connection with the issuance and sale of the Notes or in connection with the consummation of any other transactions contemplated hereby and by the other Operative Documents to occur on the Closing Date shall have been paid in full by the Lessee to the extent the Lessee is liable for such Taxes, charges, fees and costs pursuant to the express terms of this Agreement. All other Taxes, charges, fees and costs, if any, due and payable in connection with the execution, delivery, recording, filing and performance of the Operative Documents and the documents and instruments enumerated and described in Schedule I, or in connection with the issuance and sale of the Notes or in connection with the consummation of any other transactions contemplated hereby and by the other Operative Documents to occur on the Closing Date shall have been paid in full by the Lessor.

          (v) Certificate Proceeds. The Pass Through Certificates shall have been sold for aggregate proceeds of not less than $200,000,000.

          (w) Residual Value Insurance. The Pass Through Trustee and the Indenture Trustee shall have received a copy of the residual value insurance policy (the "Residual Value Insurance") issued by R.V.I. America Insurance Company (the "Residual Value Insurer") which insures, subject to the terms stated in such policy, the amount scheduled to be due on the Notes at maturity.

          (x) Lease. Each of the Pass Through Trustee and Indenture Trustee shall have received a true, correct and complete copy of the Lease certified by a Responsible Officer of the Lessor.

          (y) Assignment of Warranties. The Assignment of Warranties shall be in full force and effect.

          (z) Lessee Estoppel. Lessee shall have executed and delivered a statement in writing certifying, among other things, that the Lease is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications) and the date to which each obligation constituting the Rent has been paid, and stating whether or not to the best knowledge of Lessee (a) there is a continuing Lease Default or Lease Event of Default and, if so, specifying each such Lease Default and Lease Event of Default, or (b) there shall have occurred any event which, with the giving of notice or passage of time or both, would become such a Lease Default or Lease Event of Default of which the signer may have knowledge.

   Section 3.2. Lessee's Conditions. The obligation of the Lessee to lease the Properties from the Lessor are subject to the fulfillment on the Closing Date to the satisfaction of or waiver by the Lessee of the following conditions precedent, provided that such obligations of Lessee shall not be subject to any conditions contained in this Section 3.2 which are required to be performed by the Lessee:

          (a) General Condition. The conditions (any such condition which is required to be satisfactory to, and any document which is required to be delivered to, the Lessor or its counsel shall, for purposes of this Section 3.2(a), be required to be satisfactory to or delivered to the Lessee or its counsel, as the case may be) set forth in Sections 3.1(a)-(j), (l), (m),
     (t) and (v) hereof shall have been satisfied.

          (b) Legality. No change shall have occurred after December 31, 2002 in Applicable Laws and Regulations that would make it illegal or economically burdensome for the Lessee or any of its Affiliates to participate in any of the transactions contemplated by the Operative Documents.

          (c) Side Letter. The Owner Participant and the Lessee shall have entered into a side letter agreement relating to the form of Partial Occupancy Lease, FMV Lease and AFR Sublease.

                                   Article IV

                         Representations and Warranties

   Section 4.1. Representations and Warranties of Lessee. Effective as of the Closing Date, the Lessee represents and warrants to each of the other parties hereto that:

          (a) the execution, delivery and performance of the Operative Documents to which the Lessee is a party has been duly authorized by all necessary corporate action, and, when executed and delivered, the Operative Documents to which the Lessee is a party will constitute legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by general principles of equity;

          (b) the Lessee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, the Lessee has full corporate power and authority to execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party, and the Lessee is duly qualified to do business in each state in which a Property is located;

          (c) the execution and delivery by the Lessee of the Operative Documents to which it is a party and performance by it of its obligations thereunder: (i) are within its powers and authority; (ii) do not and will not violate any Applicable Laws and Regulations (as any of the same may be applicable or applied to the Lessee) and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its corporate charter or by-laws or any material indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any Lien on it or any of its property or assets; provided that no representation is made as to securities laws or the offering or sale of the Notes or the Certificates; and (iii) do not require the consent or approval of the Lessee's stockholders or the holders of indebtedness of the Lessee;

          (d) no Event of Loss, Event of Taking, Condemnation or material Casualty has occurred and, to the Lessee's Actual Knowledge, no Event of Taking or material Condemnation is threatened, in each case with respect to the Properties;

          (e) the name of the Lessee is "Bank of America, N.A." The location of the Lessee for the purpose of filing any financing or continuation statement under Article 9 of the UCC is North Carolina. The principal place of business of the Lessee and the offices where it keeps its records concerning the Properties and the transactions contemplated hereby are located at:

                    Bank of America, N.A.
                    TransAmerica Building
                    Charlotte, North Carolina 28255
                    Attention: Real Estate Services, NC-01-06-11; and

          (f) Lessee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (g) the persons listed in the definition of "Lessee's Actual Knowledge" include all asset managers of the Properties and in-house counsel of the Lessee with responsibility for one or more Properties; and

          (h) the Lessee satisfies the Rating Test and may self-insure in accordance with the terms of Article 11 of the Lease.

   Section 4.2. Representations and Warranties of the Owner Participant. Effective as of the Closing Date hereunder, the Owner Participant represents and warrants to each of the other parties hereto as follows:

          (a) the execution, delivery and performance of the Operative Documents to which it is a party have been duly authorized by the Owner Participant, and, when executed and delivered, the Operative Documents to which it is a party will constitute legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by general principles of equity;

          (b) it has received all necessary governmental approvals and authorizations that presently are required for it to execute, deliver and to perform its obligations under the Operative Documents to which it is a party; provided that no representation or warranty is made as to any Applicable Laws or Regulations to the extent the Owner Participant may be subject thereto as a result of the activities of the Lessee or any construction, maintenance, use or repair of the Properties;

          (c) it is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of organization, it is duly qualified to conduct business in each jurisdiction in which a Property is located to the extent required under Applicable Laws and Regulations and it has full power and authority to enter into and perform its obligations under the Operative Documents to which it is a party;

          (d) there are no proceedings or actions pending or, to its knowledge, threatened against or affecting it in any court or before any Governmental Authority which, if adversely determined, would materially and adversely affect it or would question the right, power and authority of it to perform its obligations under the Operative Documents to which it is a party;

          (e) there is no event that with the giving of notice, passage of time or both would constitute an Event of Default attributable to it;

          (f) the execution and delivery by it of the Operative Documents to which it is a party and performance by it of all of its obligations thereunder do not and will not violate any Applicable Laws and Regulations (as any of the same may be applicable or applied to it); provided that no representation or warranty is made as to any Applicable Laws or Regulations to the extent the Owner Participant may be subject thereto as a result of the activities of the Lessee or any construction, maintenance, use or repair of the Properties, and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its operating agreement or any material indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any Lien on the Properties or the Trust Estate; provided, that no representation or warranty is made in this Section 4.2 with respect to ERISA other than as set forth in Section 4.2(h);

          (g) it has not retained, employed or authorized any broker, finder or accounting, financial engineering, appraisal, or other third party advisor whose fees are not Transaction Costs to act on its behalf in connection with the consummation of the transactions contemplated by the Operative Documents;

          (h) it is not entering into the Operative Documents to which it is a party or any other transaction contemplated hereby or thereby, directly or indirectly, in connection with any arrangement in any way involving any employee benefit plan or related trust with respect to which it in its individual capacity or any of the other parties hereto or any of their affiliates, is a party-in-interest, all within the meaning of ERISA and the Internal Revenue Code of 1986, as amended. The execution and delivery of the Operative Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Owner Participant in the immediately preceding sentence is made in reliance upon and subject to the accuracy of each Purchaser's representation in

     Section 3.1 of the Certificate Purchase Agreement as to the sources of the funds to be used to pay the purchase price of the Certificates to be purchased by such Purchaser;

          (i) the Properties and the Trust Estate are free and clear of all Lessor Liens attributable to it and Remainderman Liens;

          (j) it has acquired its beneficial interest in the Trust and the Trust Estate for its own account for investment and not with a present view to any distribution (as such term is used in Section 2(11) of the Securities
     Act) thereof, and if in the future it should decide to dispose of its interest in the Trust and the Trust Estate, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws; provided, however, subject to the provisions of Article VII hereof and the Trust Agreement, the disposition of the Owner Participant's interest in the Trust or the Trust Estate shall be at all times in the Owner Participant's control. Except as contemplated by the Operative Documents, it has not directly or indirectly offered any interest in the Properties, the Trust Estate, the Lease, the Note, the Lessor or any similar securities of the Lessee or the Lessor for sale to, or solicited any offer to acquire any of the same from, any Person, nor has it authorized any Person to act on its behalf to take any such action;

          (k) it is a "United States Person" as defined in Section 7701(a)(30) of the Code;

          (l) it is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (m) it has no Subsidiaries;

          (n) it owns 100% of the Beneficial Interest of the Lessor;

          (o) it is a single purpose entity organized for the purpose of owning the beneficial interest in the Estate as set forth in the Operative Documents;

          (p) it has no indebtedness, guaranties, liabilities or other obligations;

          (q) no written statement furnished by the Owner Participant or any person, agent or other entity authorized or employed by the Owner Participant as financial advisor, agent, broker, dealer or otherwise in connection with the offering or sale of the Notes or the Certificates and furnished by the Owner Participant or any such person, agent or other entity in connection with the negotiation of the transactions contemplated by the Operative Documents, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not materially misleading. There is no fact peculiar to the Owner Participant or the Lessor which the Owner Participant or such person, agent or other entity has not disclosed in writing which materially affects adversely nor, so far as the Owner Participant can now foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Owner Participant or the Lessor or the ability of the Owner Participant or the Lessor to perform its obligations under the Operative Documents to which it is a party or the Notes or the Certificates;

          (r) it is not in violation of any law, ordinance, governmental rule or regulation to which it is subject nor, to its knowledge, is the Lessor or the Lessee in violation of any such laws, ordinances, rules or regulations relating to the Property to which it is subject, including in each case without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all Environmental Law, the violation of which would materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Owner Participant or the Lessor;

          (s) it is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay the Owner Participant's debts as they become due and greater than the amount that will be required to pay the Owner Participant's probable liability on its existing debts as they become absolute and matured. The Owner Participant does not intend to incur, nor does it believe that it will incur, debts beyond its ability to pay such debts as they become due. The Owner Participant will not be rendered insolvent by the execution, delivery and performance of its obligations under the Operative Documents. The Owner Participant does not intend to hinder, delay or defraud its creditors by or through the execution, delivery or performance of its obligations under the Operative Documents;

          (t) neither it, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes, the Certificates or any Security (as defined in Section 2(1) of the Securities Act of 1933, as amended) to, or has solicited or will solicit an offer to acquire the Notes, the Certificates or any similar Security from, or has otherwise approached or will approach or negotiate in respect of the Notes, the Certificates or any similar Security with, any person or entity other than the Pass Through Trustee and not more than 19 institutional investors (not including the Purchasers), each of whom was offered the Notes and/or Certificates, as applicable, at private sale for investment and the Owner Participant represents and warrants that neither the Owner Participant, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes, the Certificates or any similar Security to, or has solicited or will solicit an offer to acquire the Notes, the Certificates or any similar Security from, any person or entity so as to bring the issuance and sale of the Notes or the Certificates within the provisions of Section 5 of the Securities Act of 1933, as amended;

          (u) the Properties have not suffered damage or destruction which renders them inoperable or unusable and, under applicable zoning, use, environmental protection and other laws, ordinances, rules and regulations, the Properties may be used in the ordinary course of the Lessee's business pursuant to the Lease. Without limiting the foregoing, no portion of any real property constituting a portion of the Properties is located in an "area of special flood hazard," as that term is defined in the regulations of the Federal Insurance

     Administration, Department of Housing and Urban Development, under the National Flood Insurance Act of 1968, as amended (24 CFR (S) 1909.1);

          (v) except for the balloon payment of principal in the amount of $50,000,000 due on the Notes at maturity that is covered by the Residual Value Insurance policy which is in full force and effect on the date hereof, the aggregate amount of the fixed rental installments payable under the Lease will, on each date for the payment thereof set forth in the Lease, be sufficient, if paid when due, to make payment of the interest and principal due on the Notes on the scheduled due date on or immediately following such rent payment date;

          (w) neither the issuance and sale of the Notes nor the use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or the Anti-Terrorism Order or any enabling legislation or executive order relating to any of the same. Without limiting the generality of the foregoing, neither the Owner Participant nor any of its Affiliates (a) is or will become a blocked person described in Section 1 of the Anti-Terrorism Order or (b) engages or will engage in any dealings or transactions or be otherwise associated with any such blocked person. For purposes hereof, "Anti-Terrorism Order" means Executive Order No. 13,224, 66 Fed. Reg. 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons who Commit, threaten to Commit or Support Terrorism);

          (x) all filings and other actions necessary to protect the rights of the Lessor under the Lease and to perfect the security interest of the Indenture Trustee under the Indenture in the Estate as against creditors of and purchasers from Lessor, will have been made on or prior to the Closing Date and the Indenture will on the Closing Date create a valid and perfected lien and security interest in the Estate and Properties, subject to any Permitted Liens;

          (y) all sales, use, transfer and mortgage recording taxes due and payable on the Closing Date in connection with the Properties, the issuance of the Notes and the other transactions contemplated by the Operative Documents shall have been paid by or on behalf of the Owner Participant, and all filing, reporting or other requirements with respect to such taxes shall have been satisfied by the Owner Participant;

          (z) on the Closing Date, the Residual Value Insurance is in full force and effect and all premiums due on or prior to the Closing Date in connection with such insurance have been paid in full;

          (aa) on January 9, 2003, the Owner Participant paid an amount equal to $298,128,717.32 to purchase the Properties;

          (bb) assuming that the Lessee makes all payments of Basic Rent as and when required under the Lease, the scheduled outstanding principal amount of the Outstanding

     Notes as of any Anniversary will be an amount which permits the Lien of the Security Documents to be released pursuant to the clause (i) of the second paragraph of Section 11.01 of the Indenture (after taking into account the Lessor's Cost of all Properties previously released from the Lien of the Security Documents) with respect to Properties having an aggregate Lessor's Cost (expressed as a percentage of Total Original Lessor's Cost) equal to the Total Joint Maximum Cumulative Percentage for such Anniversary; and

          (cc) the Original Lessor's Cost with respect to each Property is set forth opposite the "Property Description" for such Property as described on Exhibit B hereto.

   Section 4.3. Representations and Warranties of Indenture Trustee and Pass Through Trustee. Effective as of the Closing Date, the Indenture Trustee and the Pass Through Trustee in their individual capacities and as Indenture Trustee and Pass Through Trustee, respectively, represent and warrant to the Purchasers and each of the other parties hereto, that:

          (a) the execution, delivery and performance of the Operative Documents to which it is a party have been duly authorized, and, when executed and delivered, the Operative Documents to which it is a party will constitute legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by general principles of equity;

          (b) it has received all necessary United States federal governmental approvals and authorizations pertaining to its banking or trust powers that presently are required to perform its obligations under the Operative Documents to which it is a party;

          (c) it is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and it has full power and authority to carry on its business in all material respects as now conducted and as contemplated to be conducted by the Operative Documents;

          (d) there are no proceedings or actions pending or, to its knowledge, threatened against or affecting it in any court or before any Governmental Authority which, if adversely determined, would materially and adversely affect it or the power and authority of it to perform its obligations under the Operative Documents to which it is a party;

          (e) the execution and delivery by it of the Operative Documents to which it is a party and performance by it of all of its obligations thereunder: (i) are within its corporate powers and authority; and (ii) do not and will not violate any United States federal Applicable Laws and Regulations governing its banking or trust powers (as any of the same may be applicable or applied to it) and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its charter or by-laws or any indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any Lien on it or any of its property or assets; and

          (f) it has the minimum combined capital and surplus required by
     Section 310(a)(2) of the Trust Indenture Act.

   Section 4.4. Representations and Warranties of Trust Company. Effective as of the Closing Date, the Trust Company represents and warrants in its individual capacity to each of the other parties hereto as follows:

          (a) the execution, delivery and performance of the Operative Documents to which it or the Co-Trustee is a party in its individual capacity have been duly authorized by, and, when executed and delivered, the Operative Documents to which it or the Co-Trustee is a party in its individual capacity will constitute legal, valid and binding obligations of it or the Co-Trustee, enforceable against it or the Co-Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by general principles of equity;

          (b) it and the Co-Trustee have received all necessary governmental approvals and authorizations that presently are required under any Connecticut or United States federal Applicable Laws and Regulations governing its banking or trust powers to perform its obligations under the Operative Documents to which it or the Co-Trustee is a party in its individual capacity;

          (c) it is a national banking association, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and it has full power, authority and legal right to carry on its business in all material respects as now conducted and as contemplated to be conducted by the Operative Documents;

          (d) there are no proceedings or actions pending or, to its knowledge, threatened against or affecting it in any court or before any Governmental Authority which, if adversely determined, would materially and adversely affect it or its right, power and authority to perform its obligations under the Operative Documents to which it is a party in its individual capacity;

          (e) there is no event that with the giving of notice, passage of time or both would constitute an Event of Default attributable to it or the Co-Trustee in their individual capacities;

          (f) the execution and delivery by it or the Co-Trustee of the Operative Documents to which it or the Co-Trustee is a party in its individual capacity and the performance by it or the Co-Trustee of all of the provisions thereof (i) are within its rights, powers and authority and
     (ii) do not and will not violate any Connecticut or United States federal Applicable Laws and Regulations governing its banking or trust powers (as any of the same may be applicable or applied to it) and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its charter or by-laws or any indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any Lien on it or any portion of the Estate assets;

          (g) the Trust Estate is free and clear of all Lessor Liens attributable to it or the Co-Trustee;

          (h) it maintains an office for administration of the Trust Estate in Hartford, Connecticut;

          (i) there are no proceedings or actions pending or, to the Trust Company's knowledge, threatened against or affecting the Co-Trustee in any court or before any Governmental Authority which, if adversely determined, would materially and adversely affect the Co-Trustee or his right to perform his obligations under the Operative Documents to which he is a party;

          (j) there is no event that with the giving of notice, passage of time or both would constitute an Event of Default attributable to the Co-Trustee;

          (k) the execution, delivery and performance of the Operative Documents to which the Co-Trustee is a party will not conflict with or breach any contract or agreement to which the Co-Trustee is a party; and

          (l) the place of business of the Co-Trustee is located in Hartford, Connecticut.

   Section 4.5. Representations and Warranties of the Recourse Guarantor. Effective as of the Closing Date hereunder, the Recourse Guarantor represents and warrants to the Purchasers and each of the other parties hereto as follows:

          (a) the execution, delivery and performance of the Operative Documents to which it is a party have been duly authorized by the Recourse Guarantor, and, when executed and delivered, the Operative Documents to which it is a party will constitute legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by general principles of equity;

          (b) it has received all necessary governmental approvals and authorizations that presently are required for it to execute, deliver and to perform its obligations under the Operative Documents to which it is a party; provided that no representation or warranty is made as to any Applicable Laws or Regulations to the extent the Recourse Guarantor may be subject thereto as a result of the activities of the Lessee or any construction, maintenance, use or repair of the Properties;

          (c) it is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, it is duly qualified to conduct business in each jurisdiction in which a Property is located to the extent required under Applicable Laws and Regulations and it has full power and authority to enter into and perform its obligations under the Operative Documents to which it is a party;

          (d) there are no proceedings or actions pending or, to its knowledge, threatened against or affecting it in any court or before any Governmental Authority which, if adversely determined, would materially and adversely affect it or would question the right, power and authority of it to perform its obligations under the Operative Documents to which it is a party;

          (e) there is no event that with the giving of notice, passage of time or both would constitute an Event of Default attributable to it;

          (f) the execution and delivery by it of the Operative Documents to which it is a party and performance by it of all of its obligations thereunder do not and will not violate any Applicable Laws and Regulations (as any of the same may be applicable or applied to it); provided that no representation or warranty is made as to any Applicable Laws or Regulations to the extent the Recourse Guarantor may be subject thereto as a result of the activities of the Lessee or any construction, maintenance, use or repair of the Properties, and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its corporate charter or by-laws or any material indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any Lien on the Properties or the Estate;

          (g) it has not retained, employed or authorized any broker, finder or accounting, financial engineering, appraisal, or other third party advisor whose fees are not Transaction Costs to act on its behalf in connection with the consummation of the transactions contemplated by the Operative Documents;

          (h) the Recourse Guarantor is not entering into the Operative Documents to which it is a party or any other transaction contemplated hereby or thereby, directly or indirectly, in connection with any arrangement in any way involving any employee benefit plan or related trust with respect to which it in its individual capacity or any of the other parties hereto or any of their affiliates, is a party-in-interest, all within the meaning of ERISA and the Internal Revenue Code of 1986, as amended. The execution and delivery of the Operative Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Recourse Guarantor in the immediately preceding sentence is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 3.1 of the Certificate Purchase Agreement as to the sources of the funds to be used to pay the purchase price of the Certificates to be purchased by such Purchaser;

          (i) the Properties and the Estate are free and clear of all Lessor Liens attributable to it;

          (j) it is a "United States Person" as defined in Section 7701(a)(30) of the Code;

          (k) it is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (l) it has a tangible net worth, as determined in accordance with GAAP, of at least $75,000,000;

          (m) it owns (directly or indirectly) 100% of the Beneficial Interest of the Lessor; and

          (n) assuming that the Lessee makes all payments of Basic Rent as and when required under the Lease, the scheduled outstanding principal amount of the Outstanding Notes as of any Anniversary will be an amount which permits the Lien of the Security Documents to be released pursuant to the clause (i) of the second paragraph of Section 11.01 of the Indenture (after taking into account the Lessor's Cost of all Properties previously released from the Lien of the Security Documents) with respect to Properties having an aggregate Lessor's Cost (expressed as a percentage of Total Original Lessor's Cost) equal to the Total Joint Maximum Cumulative Percentage for such Anniversary.

   Section 4.6. Representations and Warranties of the Lessor. Effective as of the Closing Date hereunder, the Lessor represents and warrants to the Purchasers and each of the other parties hereto as follows:

          (a) the execution, delivery and performance of the Operative Documents to which it is a party and the sale of the Notes have been duly authorized, and, when executed and delivered, the Notes and other Operative Documents to which it is a party will constitute legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by general principles of equity;

          (b) it has received all necessary governmental approvals and authorizations that presently are required for it to sell the Notes and execute, deliver and perform its obligations under the Operative Documents to which it is a party;

          (c) [reserved];

          (d) there are no proceedings or actions pending or, to its knowledge, threatened against or affecting it in any court or before any Governmental Authority;

          (e) the sale of the Notes and the execution and delivery by it of the Notes and all other Operative Documents to which it is a party and performance by it of all of its obligations thereunder (i) are within its rights, powers and authority and (ii) do not and will not violate any Applicable Laws and Regulations (as any of the same may be applicable or applied to it) and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its corporate charter or laws or any material indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any Lien on it or any of its property or assets except the Lien of the Security Documents or any other Lien permitted by the Operative Documents;

          (f) there is no event that with the giving of notice, passage of time or both would constitute an Event of Default attributable to it;

          (g) it maintains an office for administration of the Trust Estate in Hartford, Connecticut;

          (h) the Trust Estate is free and clear of all Lessor Liens attributable to it;

          (i) the Trust is a validly formed common law trust under the laws of the State of Connecticut;

          (j) it has not retained, employed or authorized any broker, finder or accounting, financial engineering, appraisal, or other third party advisor whose fees are not Transaction Costs to act on its behalf in connection with the consummation of the transactions contemplated by the Operative Documents;

          (k) it has acquired its beneficial interest in the Trust and the Trust Estate for its own account for investment and not with a present view to any distribution (as such term is used in Section 2(11) of the Securities
     Act) thereof, and if in the future it should decide to dispose of its interest in the Trust and the Trust Estate, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws; provided, however, subject to the provisions of Article VII hereof and the Trust Agreement, the disposition of the Owner Participant's interest in the Trust or the Trust Estate shall be at all times in the Owner Participant's control. Except as contemplated by the Operative Documents, it has not directly or indirectly offered any interest in the Properties, the Trust Estate, the Lease, the Note, the Lessor or any similar securities of the Lessee or the Lessor for sale to, or solicited any offer to acquire any of the same from, any Person, nor has it authorized any Person to act on its behalf to take any such action;

          (l) it is a "United States Person" as defined in Section 7701(a)(30) of the Code; and

          (m) the name of the Lessor for purposes of filing any financing or continuation statement under Article 9 of the UCC is "AFRT 1997-D Trust". The location of the Lessor for the purpose of filing any financing or continuation statement under Article 9 of the UCC is Ohio. The organizational identification number of the Lessor required for any filing
     under Article 9 of the UCC is        .
                                   -------

                                    Article V

                               Covenants of Lessee

   Section 5.1. Merger, etc. Nothing contained in the Operative Documents shall prevent any change of name of the Lessee, any consolidation of the Lessee with, or merger of the Lessee into, any other corporation or other entity (whether or not affiliated with the Lessee), or successive changes of name, consolidations or mergers to which the Lessee or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Lessee as an entirety or substantially as an entirety to any other corporation or entity (whether or not affiliated with the Lessee) authorized to acquire and operate the same; provided, however, and the Lessee hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, the due and punctual performance of all of the obligations of the Lessee under the Operative Documents to which it is a party shall be assumed in writing by the corporation or other entity formed by such consolidation, or into which the Lessee shall have been merged, or which shall have acquired such property; such transaction shall not cause a Lease Event of Default to occur and the Lessee will, if requested by Lessor, the Pass Through Trustee or Indenture Trustee, deliver to the Lessor, the Pass Through Trustee and the Indenture Trustee an opinion of Allen & Overy, inside counsel to the successor entity or any other counsel reasonably acceptable to the Lessor (which may be delivered after the consummation of the transaction) stating that such successor corporation is duly organized under the laws of the state or other jurisdiction of its organization, that such assumption agreement is duly authorized, executed and delivered and is enforceable in accordance with its terms and that no violation of law applicable to or binding on such successor corporation will result from such successor corporation's being party to such assumption agreement and Operative Documents (subject to customary exceptions and qualifications). Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of substantially all the assets of the Lessee in accordance with this Section 5.1,
(x) the successor corporation or other entity formed by such consolidation or into which the Lessee shall be merged or the Person to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under the Lease, any FMV Lease, any Bank Branch Lease and the other Operative Documents to which the Lessee is a party and (y) the Lessee or, if applicable, the successor entity will remain primarily liable for all of its obligations under the Operative Documents to which it is a party.

     Nothing contained in the Operative Documents shall prevent the Lessee from merging into itself any other corporation or entity (whether or not affiliated with the Lessee) or acquiring by purchase or otherwise all or any part of the property of any other corporation or other entity (whether or not affiliated with the Lessee).

   Section 5.2. Delivery of Documents. The Lessee will deliver to the Participants and the Indenture Trustee:

          (a) Financial Statements. If Lessee is no longer subject to the periodic reporting requirements pursuant to the rules and regulations promulgated under the Securities Exchange Act during the Basic Term, any FMV Lease Term or any Renewal Term, within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Lessee, a consolidated balance sheet of the Lessee and its consolidated Subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income for such period. Such financial statements shall be prepared in the form required by the SEC for the Lessee and, if there is no such requirement then applicable to the Lessee, in the form required by bank regulators for the Lessee or in compliance with generally accepted accounting principles.

          (b) Annual Certificate and Financials. Within 120 days after the close of each of its fiscal years, (x) its certificate, signed by one of its Responsible Officers and addressed to the Indenture Trustee and the Participants, to the effect that the signatory thereto has reviewed, or caused to be reviewed, under his or her supervision, this Agreement and the Lease and any FMV Lease and such review has not disclosed the existence during such accounting period, nor does the signer have Actual Knowledge (including written notice received by the Lessee in accordance with the provisions of the relevant Operative Document) of the existence as of the date of such certificate, of any condition or event which constitutes a Lease Event of Default or Lease Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereto and (y) a consolidated balance sheet of the Lessee and its consolidated Subsidiaries prepared by it as of the close of such fiscal year, together with the related consolidated statements of income for such fiscal year, as certified by the Lessee's independent public accountants.

          (c) Other Reports. Promptly after the filing thereof, copies of all Form 10-Ks, 10-Qs and 8-Ks, if any (without exhibits unless requested by a Participant), which the Lessee files with the SEC or any successor authority pursuant to the rules and regulations promulgated under the Securities Exchange Act.

          (d) Requested Information. With reasonable promptness, (x) after request thereof by a Participant, the quarterly "Call Reports" prepared by the Lessee and (y) such other data and information relating to the Properties leased to the Lessee as from time to time may be reasonably available to it and reasonably requested by a Participant.

          (e) Notice of Default. Promptly after it has Actual Knowledge that any Lease Default or Lease Event of Default has occurred, a notice of such Lease Default or Lease Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that it has taken or proposes to take with respect thereto.

   Section 5.3. Additional Reports of Lessee.

          (a) Exchange Act Reports. The Lessee shall provide to the Pass Through Trustee, within 30 days after the Lessee is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Lessee may be required to file with the SEC pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act; or, if the Lessee is not required to file information, documents or reports pursuant to either of said Sections, then it shall provide to the Pass Through Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) OCC Reports. The Lessee shall provide to the Pass Through Trustee, within 30 days after the Lessee is required to file the same with the Office of the Comptroller of the Currency ("OCC") copies of the public-available portions of each Consolidated Report of Condition and Income for a Bank with Domestic and Foreign Offices (each a "Call Report") which the Lessee files with the OCC. Additionally, the Lessee shall provide to the Pass Through Trustee, within 30 days after the Lessee is required to file the same with the OCC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as OCC may from time to time by rules and regulations prescribe) which the Lessee may be required to file with the OCC pursuant to Section 13(d) or Section 15(d) of the Securities Exchange Act as adopted by the OCC; or if the Lessee is not required to file information, documents or reports pursuant to either of such Sections, then it shall provide to the Pass Through Trustee and the OCC, in accordance with rules and regulations prescribed from time to time by the OCC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (c) Requested Information; FDICIA Capitalization Status. With reasonable promptness after the request therefor by the Pass Through Trustee, the Lessee shall provide the Pass Through Trustee with (x) an Officer's Certificate attesting to the Lessee's capitalization status under the "prompt corrective action" regulations adopted by the OCC pursuant to the Federal Deposit Insurance Corporation Improvement Act of 1991 as of the date of the most recent Call Report filed with the OCC and (y) such other information relating to the Properties leased to the Lessee as from time to time may be reasonably available to the Lessee.

   Section 5.4. Further Assurance. The Lessee, at its own cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lessor, the Indenture Trustee or the Pass Through Trustee reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement and the other Operative Documents and the Overall Transaction; provided that the Lessee shall have no obligation to take any action with respect to the Trust Agreement, the Debt Documents or the Residual Value Insurance policy unless it has received satisfactory assurances to it that it will be reimbursed for all of its costs and expenses.

   Section 5.5. Indenture. (a) The Lessee acknowledges receipt of a copy of the Security Documents. In order to secure the indebtedness evidenced by the Notes and the other obligations referred to in and secured by the Security Documents, the Lessor has provided in the Security Documents, among other things, for the creation in favor of the Indenture Trustee (for the benefit of the Holders) of a first mortgage lien and first priority security interest in and assignment of the Estate and for the assignment by the Lessor to the Indenture Trustee of all right, title and interest of the Lessor in and to the Lease and other Operative Documents, to the extent provided in the Security Documents.

          (b) The Lessee agrees and consents:

               (i) to the assignment to the Indenture Trustee pursuant to the Security Documents of the Lease and all Rents and other amounts payable by the Lessee thereunder and (except for Excepted Payments and as otherwise provided in the Security Documents) all rights of the Lessor thereunder;

               (ii) that, without limiting any other provision of the Operative Documents that expressly vests the same in the Indenture Trustee for the benefit of the Holders, the Indenture Trustee shall have the right to exercise all rights of the Lessor under the Lease (including without limitation, the right to consent to the taking of any action, the making of any determination or election or the granting of any waiver, in each case by the Lessor thereunder) and the right to receive notices given or required to be given to the Lessor thereunder except, in each case, for Excepted Rights and as otherwise provided in the Security Documents;

               (iii) that all rents and other moneys (other than Excepted Payments) due and to become due and payable by the Lessee under the Lease have been assigned by the Lessor pursuant to the Security Documents and that, pursuant to such assignment, will be duly and promptly paid to the Indenture Trustee when due by the Lessee without notice, demand, counterclaim, setoff, deduction or defense, and without abatement, suspension, deferment, diminution or reduction for any reason whatsoever (including, without limitation, the circumstances described in Section 3.5 of the Lease); provided that if as a result of the occurrence of any event described in Section 7.01(f) or 7.01(g) of the Indenture, (x) the Lease is rejected pursuant to Section 365(h) of the Bankruptcy Code or any similar Applicable Law and the Lessee is required to cease its possession of any Property, so long as the Lessee has complied with Section 5.5(e) hereof, the Lessee's obligation to pay Rent under and otherwise perform the Lease with respect to such Property shall terminate (but shall be reinstated upon a subsequent affirmation or reinstatement of the Lease with respect to such Property and of the Lessee's subsequent right to possession thereof, whether or not the Lessee shall reacquire possession of such Property) or (y) the Lessee shall be ordered by the bankruptcy court or trustee in bankruptcy to pay any Rent under the Lease to a Person other than the Indenture Trustee, any such payment of Rent made to such Person shall be deemed to satisfy the Lessee's obligation to pay such Rent to the Indenture Trustee;

               (iv) subject to the Security Documents, including without limitation, Article XVIII of the Indenture and the Lessor's rights in respect of Excepted Rights, that any notice, consent, election, determination, waiver or other action given or taken as to the Lessee by the Indenture Trustee as assignee of the Lessor's rights under the Lease shall have the same force and effect as a notice, consent, election, determination, waiver or other action given or taken by the Lessor under the Lease and that in the event of an inconsistent notice, consent, election, determination, waiver or other action given or taken from or by the Lessor and from or by the Indenture Trustee, the notice, consent, election, determination, waiver or other action given or taken from or by the Indenture Trustee shall control;

               (v) that the Indenture Trustee shall not, by reason of the Security Documents or any other Operative Document, be subject to any obligation, duty or liability under the Lease, except (x) as provided in Section 8.17 of the Indenture, (y) that when the Indenture Trustee is exercising rights under the Lease it shall do so in accordance with the terms and conditions thereof and (z) if the Indenture Trustee has foreclosed on the Lessor (or exercised a comparable remedy) and acquired the position of the Lessor under the Lease;

               (vi) [Reserved]; and

               (vii) to all of the terms and conditions of the Security
          Documents.

          (c) At any time and from time to time during the Basic Term, the Lessee will promptly, but in no event later than thirty (30) days after request by the Indenture Trustee, execute, acknowledge and deliver to the Indenture Trustee or to any prospective purchaser of the Note (if such prospective purchaser has signed a commitment or a letter of intent to purchase the Note), a certificate to the effect stated in Section 21.12 of the Lease, provided that no such certificate may be requested unless the Indenture Trustee (or the party for whom the request is made) has a good faith reason for such request.

          (d) Lessee agrees that any financing entered into in connection with the financing of Alterations pursuant to Article XI will contain the provisions described in Section 4.10 of the Indenture. Subject to Article XV of the Indenture, each of the Indenture Trustee and the Pass Through Trustee agrees to permit, and to make such amendments to the Operative Documents as the Lessee may reasonably request to effectuate, the financing of Alterations described in Article XI, provided such requested amendments are consistent with the provisions of Article XI and of Section 4.10 of the Indenture.

          (e) The Lessee agrees that in the event that a voluntary or involuntary case is commenced by or against the Lessor under the Bankruptcy Code and as a result thereof the Lease or any other Operative Document to which the Lessor is a party is rejected, it shall not, without the consent of the Indenture Trustee (given pursuant to the terms of the Security Documents) acquiesce (within the meaning of
     Section 365(h) of the Bankruptcy Code) to such rejection, and Lessee hereby assigns to the Indenture Trustee any right it may have pursuant to Section 365(h) of the Bankruptcy Code to treat any such rejection as a termination of the Lease or any other such Operative Document. The Indenture Trustee hereby agrees that it shall not exercise any right it may have as assignee to acquiesce to any such rejection.

   Section 5.6. Enforcement of Certain Warranties. (a) Subject to Section 5.6(b) hereof, the Lessee hereby assigns and sets over to, and the Lessor hereby accepts the assignment of, all of the Lessee's right, title and interest (but excluding any responsibilities, duties or liabilities of the Lessee thereunder) in, to and under, any and all warranties of any builders, contractors or vendors who sold to the Lessee any Property or portion thereof or performed any work on or supplied any materials, fixtures or equipment to any Property or portion thereof (excluding from such assignment any such warranties and claims in respect of any property title to which is vested in the Lessee), to the extent assignable by the Lessee.

     (b) Unless a Lease Event of Default shall have occurred and be continuing, the Lessor authorizes the Lessee (directly or through agents), at the Lessee's expense, to assert, during the Lease Term or any FMV Lease Term, all of the Lessor's rights (if any) under any such warranty that the Lessee or the Lessor may have (including those assigned by the Assignment of Warranties), and the Lessor agrees to cooperate, at the Lessee's expense, with the Lessee and its agents in asserting such rights subject to the terms of the applicable warranty. Any amount recovered by the Lessee under any such warranty shall be paid to the Lessee and applied first to the repair, restoration or replacement of the portion of the Property, as applicable, by virtue of which such amount was recovered and the balance, if any, shall be retained by the Lessee; provided that this sentence shall not limit the Lessee's obligations under Article 9 of the Lease or the FMV Lease, as applicable.

     (c) Notwithstanding the foregoing provisions of this Section 5.6, so long as a Special Default or a Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be retained by the Lessee pursuant to Section 5.6(b) hereof shall be paid to the Indenture Trustee (or, if the Lien of the Security Documents has been satisfied and discharged, the Lessor) as security for the obligations of the Lessee under the Lease and held in accordance with Section 21.16 of the Lease and, at such time thereafter as no Special Default or Lease Event of Default shall be continuing, such amount shall be paid promptly to the Lessee.

   Section 5.7. Change of Name or Location. At the request of Lessor, the Owner Participant, the Pass Through Trustee or Indenture Trustee, the Lessee shall inform Lessor, the Owner Participant, the Pass Through Trustee and Indenture Trustee of any change in the Lessee's name, its state of incorporation, its organizational identification number required for filing any financing statement under Article 9 of the UCC or the address of its chief executive office, principal place of business or place where it maintains its business records relating to the Properties.

   Section 5.8. Investigation by Governmental Authorities. The Lessee shall deliver to the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee promptly after becoming aware of or receiving notice of the intent by a Governmental Authority to (x) take an action which would constitute a Condemnation, (y) investigate a Property for a material violation of any Applicable Laws and Regulations relating to such Property, including any Environmental Law, under which liability may be imposed upon the Lessor, the Owner Participant, the Indenture Trustee or the Pass Through Trustee, or (z) investigate any Property (other than routine fire, life-safety and similar inspections) for any violation of Applicable Laws and Regulations under which criminal liability may be imposed upon the Lessor, the Owner Participant, the Indenture Trustee or the Pass Through Trustee.

   Section 5.9. No Acquisition of Notes or Certificates. Except with respect to Notes assumed pursuant to Section 10.1 hereof, and except as expressly permitted under Section 6.19 hereof, the Lessee will not, and will not permit any of its Affiliates (including any Person related to the Lessee within the meaning of Section 318 of the Code and within the meaning of Rule 144A under the Securities
Act) to acquire, directly or indirectly by purchase or otherwise, any interest in any Note or Certificate.

   Section 5.10. Redemption Premium Payable by Lessee. The Lessee agrees that, in each case under the Indenture in which a payment of Redemption Premium shall be owing by the Lessee, the Lessee will calculate such amount and inform the Owner Trustee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee of what such amount shall be.

   Section 5.11. Annual Rent Roll. The Lessee shall deliver to Lessor and the Indenture Trustee, within 75 days after request therefor by Lessor or the Indenture Trustee (any such request by the Indenture Trustee to be made in accordance with the terms of the Indenture), rent rolls for the Properties containing a list of all subleases of such Properties, including the names of sublessees, space leased, terms of subleases, rental rates and other matters customarily contained in rent rolls of commercial income-producing property; provided that such requests may not be made more often than once every year in the aggregate, except that while a Lease Event of Default is continuing and, as to a Property, during the 360 days before such Property is to be returned to the Lessor, (i) such request may be made not more often than once every 90 days and
(ii) the rent rolls so provided by the Lessee shall contain the information required by this Section 5.11 and shall be certified by a Responsible Officer of the Lessee.

   Section 5.12. Amendments to Lease. The Lessee agrees and consents that (a) Sections 6.1 and 6.2 of the Lease shall not be changed, amended, altered or modified without the prior written consent of the Residual Value Insurer and (b) the Lease shall not be changed, amended, altered or modified without the prior written consent of the Indenture Trustee; provided that the written consent of the Indenture Trustee shall not be required if Section 4.1 of the Lease or Sections 15.01 and 18.05 of the Indenture provide otherwise, subject to Excepted Rights.

   Section 5.13. Trustee Fees. The Owner Participant agrees to pay the ongoing, and initial, reasonable fees and expenses of the Lessor, the Co-Trustee, the Indenture Trustee, the Special Servicer, the Deed of Trust State Trustees and the Pass Through Trustee and any co-trustees and agents of any of the foregoing appointed in accordance with the terms of the Trust Agreement or the Indenture, as the case may be.

                                   Article VI

                         Other Covenants and Agreements

   Section 6.1. Cooperation with Lessee. The parties hereto shall (except when a Lease Event of Default is continuing), to the extent reasonably requested by the Lessee (but without assuming additional liabilities on account thereof), at the Lessee's expense, cooperate to (x) enable the Lessee to perform (i) its covenants contained in Section 5.4 hereof including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may request in order to perform such covenants and (ii) its obligations under
Article 13 of the Lease to effect amendments to the Lease and create separate leases upon the conditions set forth in such Article 13, (y) mitigate any amounts payable by the Lessee under Article VIII hereof and (z) file or record any documents with any Governmental Authority required by Applicable Laws and Regulations.

   Section 6.2. Closing Conditions. Each party hereto shall use reasonable efforts to perform and comply with all agreements and conditions contained herein and in any other Operative Document to which it is a party required to be performed or complied with by it on or prior to the Closing Date or which is a condition to the occurrence of the Closing Date.

   Section 6.3. No Bankruptcy Petition. Each of the Lessee, Lessor and the Owner Participant covenants and agrees that prior to the date which is one year and one day after the payment in full of all the Notes it will not institute against, or join any other Person in instituting against, the Lessor or the Owner Participant any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided that this sentence shall not restrict in any way the Indenture Trustee's exercise of remedies under the Security Documents. This Section 6.3 shall survive the termination of this Agreement.

   Section 6.4. Lessor Liens. The Trust Company covenants and agrees that during the Lease Term or any FMV Lease Term it will not create or permit to exist at any time any Lessor Liens attributable to it and will, at its own cost and expense, promptly, and in any event, within thirty (30) days after the creation of any such Lessor Lien, take such action as may be necessary duly to discharge, or to cause to be discharged, all such Lessor Liens; provided, however, that the Trust Company shall not be required to so discharge any such Lessor Lien attributable to it while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of a Property or FMV Property or title thereto or any interest therein, including, without limitation, the Lien of the Security Documents or the payment of Rent, and so long as the Trust Company has set aside adequate cash (or cash equivalent) reserves or other reasonable security in respect of any such Lien attributable to it. The Trust Company will indemnify and hold harmless the Lessee, the Indenture Trustee, the Pass Through Trustee and the Certificate Owners for any losses or expenses incurred as a result of its breach of this Section 6.4.

     (b) The Indenture Trustee, in its individual capacity, covenants and agrees during the Lease Term or any FMV Lease Term it will not create or permit to exist at any time any Indenture Trustee's Liens attributable to it and will, at its own cost and expense, promptly, and in any event, within (30) days after the creation of such Indenture Trustee's Lien, take such action as may be necessary duly to discharge, or to cause to be discharged, all such Indenture Trustee's Liens; provided that the Indenture Trustee shall not be required to so discharge any such Indenture Trustee's Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of a Property or FMV Property or title thereto or any interest therein, including, without limitation the Lien of the Security Documents or the payment of Rent, and so long as the Indenture Trustee has set aside adequate cash (or cash equivalent) reserves or other reasonable security in respect of any such Lien. The Indenture Trustee in its individual capacity further will indemnify and hold harmless each of the other parties hereto from and against any loss, out-of-pocket cost and expenses (including reasonable legal fees and expenses) incurred, in each case, as a result of the imposition or enforcement of any such Indenture Trustee's Lien.

     (c) The Pass Through Trustee, in its individual capacity, covenants and agrees during the Lease Term or any FMV Lease Term it will not create or permit to exist at any time any Lien on all or any portion of the Properties arising as a result of (i) claims against the Pass Through Trustee not related to its interest in the Properties or (ii) acts of the Pass Through Trustee not contemplated by, or failure of the Pass Through Trustee to take any action it is expressly required to perform by, the Operative Documents (unless such failure shall have been consented to by the Lessee, the Lessor and the Holders of Certificates evidencing Fractional Undivided Interests (as defined in the Certificate Purchase Agreement) aggregating not less than a majority in interest in the Trust or is a result of the occurrence or continuance of an Event of Default) and that the Pass Through Trustee will, at its own cost and expense, promptly, and in any event, within (30) days after the creation of such Lien, take such action as may be necessary duly to discharge, or to cause to be discharged, all such Liens; provided that the Pass Through Trustee shall not be required to so discharge any such Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of a Property or FMV Property or title thereto or any interest therein, including, without limitation the Lien of the Security Documents or the payment of Rent, and so long as the Pass Through Trustee has set aside adequate cash (or cash equivalent) reserves or other reasonable security in respect of any such Lien. The Pass Through Trustee further agrees to indemnify and hold harmless each of the other parties hereto from and against any loss, out-of-pocket cost and expenses (including reasonable legal fees and expenses) incurred, in each case, as a result of the imposition or enforcement of any such Lien.

     (d) The Owner Participant covenants and agrees that during the Lease Term or any FMV Lease Term it will not create or permit to exist at any time any Remainderman Liens or Lessor Liens attributable to it and will, at its own cost and expense, promptly, and in any event, within thirty (30) days after the creation of any such Remainderman Lien or Lessor Lien, take such action as may be necessary duly to discharge, or to cause to be discharged, all such Remainderman Liens or Lessor Liens; provided, however, that the Owner Participant shall not be required to so discharge any such Remainderman Lien or Lessor Lien attributable to it while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of a Property or FMV Property or title thereto or any interest therein, including, without limitation, the Lien of the Security Documents or the payment of Rent, and so long as the Owner Participant has set aside adequate cash (or cash equivalent) reserves or other reasonable security in respect of any such Lien. The Owner Participant will indemnify and hold harmless the Lessee, the Indenture Trustee, the Pass Through Trustee and the Certificate Owners for any losses or expenses incurred as a result of its breach of this Section 6.4.

   Section 6.5. Further Assurances of Owner Participant. The Owner Participant, at its own cost and expense, will cause all financing statements, fixture filings and other documents, including, without limitation all continuation statements (other than the Lease, any FMV Lease and any memorandum thereof), to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as are required by
Section 4.05 of the Indenture if it receives a request therefor or as may be necessary or as may be reasonably requested by the Indenture Trustee in order to establish, preserve and protect the title of the Lessor to the Properties and the Lease and the Indenture Trustee's first priority perfected lien on, security title to and security interest in the Estate. The Owner Participant and the Lessor hereby irrevocably appoints the Indenture Trustee, or any agent designated by the Indenture Trustee, their true and lawful attorney-in-fact, which power is coupled with an interest and with full power of substitution, to execute, acknowledge and deliver financing and/or continuation statements in the name of Owner Participant and the Lessor if either Person fails or refuses to do so. The Lessor specifically consents to any financing statements and/or continuation statements or other filings related to the Indenture being made electronically, to the extent permitted by law.

   Section 6.6. Prepayment. So long as no Lease Event of Default shall have occurred and be continuing, each of the Lessor and the Owner Participant severally covenants and agrees that it shall not, and shall not permit its Affiliates or cause or permit any of its respective Affiliates to cause any employee benefit plan (as defined in Section 3(3) of ERISA) or plan (as defined in Section 4975(e)(1) of the Code) as to which it or its respective Affiliates is a fiduciary (as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code) to prepay, purchase, redeem or refinance any Note or Pass Through Certificate, or any interest therein, without the prior written consent of the Lessee other than in the event of a purchase of Notes by the Lessor pursuant to
Section 20.01 of the Indenture or a prepayment in connection with an election to prepay an Allocable Portion of the Notes in lieu of allowing the Lessee to exercise a purchase option under Section 9.3(iii) hereof or to retain a Property pursuant to Section 6.2 or Article 14 of the Lease. The Lessor further agrees not to give the notice required pursuant to Section 2.06 of the Indenture prior to receiving written instructions from the Lessee to do so; provided, however, such written instructions shall not be required in connection with any prepayment or purchase of the Notes pursuant to Section 20.01 of the Indenture,
Section 9.3(iii) hereof or (when the Lessor retains the Property being terminated) Section 6.2 or Article 14 of the Lease.

   Section 6.7. Indebtedness. The Lessor shall not contract for, create, incur or assume any indebtedness or liabilities or become liable in respect of any guaranty other than pursuant to or under the Operative Documents.

   Section 6.8. Limit on Activities. The Lessor shall not enter into any business or other activity other than (A) the business of owning the Properties or its interests therein, the leasing of the Properties to Lessee and the exercise of rights under and the performance of obligations under the Operative Documents, (B) the making of Permitted Investments, (C) activities incidental to any of the foregoing including the performance of activities necessary to maintain its status as a grantor trust and (D) the paying of expenses incurred in the ordinary course of business otherwise permitted under this paragraph.

   Section 6.9. No Subsidiaries. Each of the Lessor and the Owner Participant shall not form, or cause to be formed, any Subsidiaries and shall not amend or modify the special purpose provisions of its organizational documents or the Trust Agreement without the prior express written consent of the Indenture Trustee and Participants.

   Section 6.10. No Voluntary Bankruptcy. The Lessor shall not (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and the Lessor shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

   Section 6.11. Change of Name or Location. The Lessor shall give prompt, and in any event within 60 days of the event, notice to the Lessee and the Indenture Trustee of any change in the Lessor's name, state of organization, organizational identification number required for filing any financing statement under Article 9 of the UCC or the address of its chief executive office, principal place of business or place where it maintains its records concerning the accounts or contract rights relating to the Overall Transaction.

   Section 6.12. New Series of Certificates. No additional series of Certificates may be issued under the Pass Through Trust Agreement.

   Section 6.13. Performance of Lease. The Lessor shall satisfy, or cause the Lessee to satisfy, each of the obligations of the Lessee under the Lease, including without limitation, the obligation to (A) maintain insurance on the Properties, (B) maintain and upkeep the Properties, and (C) pay real estate taxes and assessments associated with owning and operating the Properties.

   Section 6.14. Quiet Enjoyment. Each party hereto (other than the Lessee) agrees to not disturb (and agrees to not permit any Person claiming by, through or under such party to disturb) either the Lessee's, or any permitted sublessee's, quiet use and possession of any Property so long as no Lease Event of Default has occurred and is continuing; provided that none of the Owner Participant or the Lessor shall have responsibility for the acts of the Indenture Trustee or the Pass Through Trustee or anyone claiming by, through or under the Indenture Trustee or the Pass Through Trustee and neither the Indenture Trustee nor the Pass Through Trustee shall have any responsibility for the acts of any of the Owner Participant, Lessor or Owner Trustee, or anyone claiming by, through, or under the Owner Participant, Lessor or Owner Trustee; and provided further that this Section 6.14 will not be deemed violated by the Indenture Trustee if while an Event of Default is continuing it is required to name the Lessee or anyone claiming by, through or under Lessee in a lawsuit in order to pursue remedies under the Security Documents. In the event of a conflict between this Section 6.14 and Section 12.12, Section 12.12 shall control.

   Section 6.15. Redemption Premium Payable by Lessor. Each of the Lessor and the Owner Participant agrees that, in each case under the Indenture in which a payment of Redemption Premium shall be owing by the Lessor, the Lessor and the Owner Participant will calculate such amount and inform the Lessee, the Indenture Trustee and the Pass Through Trustee of what such amount shall be.

   Section 6.16. Termination of Other Operative Documents. The Lessee, the Owner Participant and the Lessor each agree that each of (i) that certain Participation Agreement (1997-C) dated as of June 4, 1997 among the Lessee (as successor to Nations Bank, N.A.), the Lessor (as successor to each of the lessors identified therein) and LaSalle National Bank, as Indenture Trustee and as Pass Through Trustee and (ii) that certain Participation Agreement (1997 D) dated as of June 4, 1997 among the Lessee (as successor to Nations Bank, N.A.), the Lessor (as successor to each of the lessors identified therein) and LaSalle National Bank, as Indenture Trustee and as Pass Through Trustee, is terminated as of the date hereof and neither the Lessee nor the Lessor shall have any further rights or obligations thereunder other than any rights or obligations which accrued prior to the date hereof.

   Section 6.17. Security Documents; Amendments. Lessor agrees to comply with all of the terms of the Security Documents applicable to it. Notwithstanding anything herein to the contrary, Indenture Trustee and Lessor hereby agree for the benefit of the Lessee that, without the consent of the Lessee, they will not, so long as no Lease Event of Default shall have occurred and be continuing, make any amendment to the Indenture, the Maryland Security Documents or the Notes that will affect the principal amount of, premium, if any, on or interest on the Notes or the time or times when any payments under the Notes become due or otherwise amend, modify or supplement the Indenture or the Maryland Security Documents in any manner that would adversely affect the Lessee, provided that whether or not a Lease Event of Default shall have occurred and be continuing no such action shall be taken with respect to any provisions of the Notes, the Maryland Security Documents or the Indenture which would increase or accelerate the obligations of the Lessee under the Operative Documents, or decrease its rights. Indenture Trustee and Lessor further agree that any such amendment or modification of the Indenture, the Maryland Security Documents or the Notes without Lessee's consent in violation of the previous sentence shall be void and ineffective as against Lessee. Indenture Trustee and Lessor agree promptly to furnish to Lessee copies of any supplement, amendment, waiver or modification of any of the Operative Documents to which Lessee is not a party.

   Section 6.18. Lien Release. Upon satisfaction of all the applicable conditions in the Indenture, the Maryland Security Documents, the Lease and this Agreement and a certification in writing to such effect by either the Lessee or the Lessor, at the Owner Participant's cost and expense, Indenture Trustee shall release promptly the Lien of the Security Documents on any property which the Lease requires to be transferred free and clear of the Lien of the Security Documents and, simultaneously with any such release, the Indenture Trustee shall also release the Lien of the Security Documents relating to any such property.

   Section 6.19. Foreclosure Rights. The Indenture Trustee agrees to give, or to cause an agent acting on its behalf to give, the Lessee notice of the Indenture Trustee's, or such agent's, intent to foreclose or exercise a comparable remedy against the Estate pursuant to the Security Documents, or a portion thereof, solely as a result of an Event of Default not arising as a result of a Lease Event of Default, at least 25 days prior to the exercise of such foreclosure or remedy. In the case of such an Event of Default, the Lessee will be permitted to bid at any foreclosure sale, or to bid at any private sale, for the Estate or the portion being foreclosed and the Indenture Trustee will sell or cause its agent to sell to the Lessee if it is the highest bidder. If prior to the expiration of such 25-day period the Lessee notifies the Indenture Trustee or its agent that the Lessee desires to purchase (which purchase shall be for the Required Payment (as defined in Section 20.01 of the Indenture) but without Redemption Premium) or assume all of the Notes and if such notice states that
(x) Lessee agrees to so purchase or assume on a date set forth therein not later than 25 days after such notice and (y) Lessee agrees that the Lessee will consummate the purchase on such date or assume the obligations under all of the Notes in accordance with Section 10.1 hereof, the Indenture Trustee or its agent shall forbear and shall cause any such agent to forbear exercising such foreclosure or remedy until such date thereby scheduled. If the purchase does not occur by such date or the Lessee fails on such date to satisfy the conditions set forth in Section 10.1 hereof to assume all of the Notes, the Indenture Trustee or its agent may proceed to exercise remedies under the Security Documents (free of any obligation arising under Section 9.1 hereof as to any sale by the Indenture Trustee or its agent, it being understood that future owners of interests in the Properties will be bound by Section 9.1). If all of the Notes are so assumed, the Lessee shall cure any Events of Default still continuing to the extent curable (it being understood that (a) Events of Default resulting from a failure to make payments in accordance with the Notes or the Indenture must be cured by the Lessee, (b) the Lessee must cure Events of Default arising from non-monetary performance obligations under the Notes, the Maryland Security Documents or Indenture within the grace period applicable thereto under the Lease, as if such grace period began on the date of such assumption, and (c) the Lessee need not cure Events of Default which, by their nature, are not possible for the Lessee to cure).

   Section 6.20. Lease Covenants. The Owner Participant agrees to perform each of its obligations under, and to cause the Lessor to perform each of its obligations under the Lease. The Owner Participant will, if necessary, transfer funds to the Lessor to enable the Lessor to perform its payment obligations under the Operative Documents.

   Section 6.21. Subleases. The Indenture Trustee agrees to be bound by, and to perform its obligations under Section 16.1 of the Lease.

   Section 6.22. Certain Limitations in Reorganization. The Pass Through Trustee and the Indenture Trustee agree that, (a) if (i) the Owner Participant becomes a debtor subject to the reorganization provisions of the Bankruptcy Code or any successor provision or any other applicable bankruptcy or insolvency statutes, and (ii) pursuant to such reorganization provision, the Owner Participant is held to have recourse liability to the Indenture Trustee or the Holder of the Notes directly or indirectly on account of any amount payable as principal, interest or premium on the Notes then (b) if any such Holder or the Indenture Trustee actually receives any Excess Amount which reflects any payment by the Owner Participant on account of (ii) above, then such Holder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Participant such Excess Amount. For purposes of this Section 6.22, "Excess Amount" means the amount by which the portion of such payment by the Owner Participant on account of clause (ii) above received by such Holder or the Indenture Trustee exceeds the amount which would have been received by such Holder or the Indenture Trustee if the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section shall prevent any Holder of the Notes or the Indenture Trustee from enforcing any individual obligation (and retaining the proceeds thereof) of the Owner Participant under this Agreement or any other Operative Document to the extent herein or therein provided, for which the Owner Participant has agreed by the terms of this Agreement or such other Operative Document to accept individual responsibility, including, without limitation, any claim for fraud or misappropriation of funds.

   Section 6.23. Trust Issues. (a) The Owner Participant agrees that it shall not, without providing to the Indenture Trustee and the Lessee at least 20 days' prior written notice (enclosing a copy of the proposed amendment) thereof, amend, waive compliance with, revoke or supplement the Trust Agreement.

     (b) The Owner Participant agrees that it shall not: (1) amend, supplement or otherwise modify the Trust Agreement in any manner which would have an adverse effect upon the rights of the Indenture Trustee, the Pass Through Trustee, the Holder of the Notes or the Lessee; provided, however, that the prior written consent of the Lessee and the Indenture Trustee (given in accordance with the terms of the Indenture, and only so long as the Lien of the Security Documents has not been released) shall be required to amend, supplement or otherwise modify Sections 4.1(a) and (d), 5.1, 5.2, 5.5, 8.1, 9.1(a) and (c), 9.2, 10.1, 11.1, 11.2 and 11.4 of the Trust Agreement; or (2) revoke or otherwise terminate the Trust Agreement or the Trust other than as provided in
Section 11.1 of the Trust Agreement.

     (c) Notwithstanding the foregoing, the consent of the Lessee is not required as to any of the matters set forth in Section 6.23(b)(2) after expiration or termination of the Lease Term or if at the time consent would otherwise be required a Lease Event of Default has occurred and is continuing, the Lessor is pursuing remedies in respect of the Lease Event of Default and the revocation or other termination of the Trust Estate or the Trust Agreement is necessary or useful in connection with the exercise of such remedies.

     (d) The Owner Participant shall use its reasonable endeavors to remove at Owner Participant's expense and upon Lessee's written request, in accordance with the terms of the Trust Agreement, the Trust Company then serving as Owner Trustee so long as there are no unindemnified adverse tax consequences to Owner Participant, if: (1) the Trust Company shall transfer, create or permit to exist a Lessor's Lien over or otherwise deal with the Trust Estate or any interest therein other than as permitted by or pursuant to the terms and conditions of this Participation Agreement and the other Operative Documents; (2) the Trust Company shall breach any other material covenant in the Operative Documents; or
(3) the Trust Company becomes insolvent or is generally unable to pay its debts as they become due or is the subject of any voluntary or involuntary case under the Bankruptcy Code for its reorganization or liquidation.

     (e) Subject to Section 6.23(f), the Owner Participant shall pay the fees and expenses (including reasonable counsel fees) of the Lessee and all other Indemnitees (which fees and expenses will not be subject to indemnification by the Lessee under the Operative Documents) in connection with any voluntary transfer by the Lessor of the Trust Estate or any interest therein or the Operative Documents that shall have been directed or caused by the Owner Participant.

     (f) Notwithstanding Section 6.23(e) hereof, the Lessee shall pay and the Owner Participant shall not be responsible for such fees and expenses in the event that such transfer: (1) shall be required by the Operative Documents (unless as a result of the exercise of remedies by the Indenture Trustee as a result of an Event of Default (other than an Event of Default described in Section 7.01(d) of the Indenture) (other than the Debt Documents, the Trust Agreement or the Residual Value Insurance Policy) or requested by the Lessee; or
(2) shall occur following any failure by the Trust Company to comply with its material obligations under any Operative Document or bankruptcy of the Trust Company; or (3) shall be made while a Lease Event of Default has occurred and is continuing and after the Owner Participant has given the Lessee 30 days' advance notice of its desire to make such transfer.

     (g) The Owner Participant shall not instruct the Lessor to take any action that is prohibited by this Participation Agreement or any other Operative Document.

     (h) The Owner Participant shall, if requested by the Lessee, the Pass Through Trustee or the Indenture Trustee, instruct the Lessor (at the expense of the Lessee to the extent such expense is indemnifiable under Section 8.1) to take any action that the Lessor shall be required to take under the Operative Documents except those actions that are solely for the benefit of the Owner Participant.

     (i) When the Owner Participant is deciding whether to direct the Lessor to grant or withhold a consent that may be requested of the Lessor in respect of any Operative Documents, the Owner Participant shall make such decision pursuant to the same standard as is imposed on the Lessor (such as "reasonably", "in its sole discretion" or otherwise).

   Section 6.24. Granting of Easements. The Indenture Trustee agrees to and acknowledges the terms of Section 21.12 of the Lease and agrees to provide its prompt consent with regard to any actions taken by the Lessee and the Lessor that conform to the terms of such Section 21.12. The Indenture Trustee shall subordinate the Lien and security title of the Security Documents to any easements, rights-of-way or other interests granted pursuant to, and release from the Lien and security title of the Security Documents any portions of the Property dedicated or transferred in accordance with, and take such other steps to effectuate the intent of, Section 21.12 of the Lease upon receipt by the Indenture Trustee of a request from the Lessee to such effect and satisfaction of conditions specified in 21.12. The Lessee shall bear the costs and expenses associated with effecting the terms of this Section 6.24.

   Section 6.25. [Reserved.]

   Section 6.26. Owner for Federal Tax Purposes. It is hereby agreed among the parties hereto that it is the intent of the parties that for federal income tax purposes the Owner Participant is the owner of the Properties and the Lessee is the lessee of the Properties.

   Section 6.27. Special Purpose Company. The parties hereto acknowledge that the Owner Participant is a special purpose company with limited assets and the parties hereto hereby waive and renounce any right, claim or cause of action they have at any time, based on a theory of "piercing the corporate veil," "substantive consolidation" or any other theory, against any shareholder, partner, member, officer, director, employee, agent or representative of the Owner Participant arising as a result of the Owner Participant's obligations under this Agreement or any other Operative Document; provided, however, nothing contained herein shall be deemed to waive any claim of an actual fraud hereunder or under any Operative Document to which the Owner Participant is a party or construed as a limitation of the obligations of the Recourse Guarantor under the Recourse Guaranty.

   Section 6.28. United States Person. The Owner Participant will remain throughout the Lease Term and any FMV Lease Term a "United States Person" as defined in Section 7701(a)(30) of the Code.

   Section 6.29. Agreements of the Recourse Guarantor. The Recourse Guarantor covenants and agrees it:

          (a) shall at all times maintain its existence, except as permitted by paragraph (b) hereof. The Recourse Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its full power and authority to perform its obligations under each Operative Document to which it is or will be a party;

          (b) shall not (1) consolidate with or merge with or into any other entity (a "Guarantor Merger") or (2) transfer, directly or indirectly, by sale, exchange, lease or other disposition in any single transaction or series of transactions to one or more Persons (a "Guarantor Transfer"), all or substantially all of its assets without the consent of Lessor and, if the Lien of the Security Documents shall not have been discharged pursuant to Section 11.01 of the Indenture, Indenture Trustee, unless: (A) the entity that results from such Guarantor Merger, if such entity is not the Recourse Guarantor, or the Person to which such Guarantor Transfer is made has assumed in writing all obligations of the Recourse Guarantor, including the due and punctual performance and observance of each covenant and condition of the Recourse Guaranty and the other Operative

     Documents to be performed or observed by the Recourse Guarantor; (B) immediately after giving effect to such Guarantor Merger or Guarantor Transfer, no Lease Default or Lease Event of Default shall have occurred and be continuing; (C) the Recourse Guarantor shall confirm in writing that the Recourse Guaranty remains in full force and effect with respect to the obligations of the surviving Person from such Guarantor Merger or Guarantor Transfer; and (D) after consummation of the Guarantor Merger or Guarantor Transfer, the successor shall have a tangible net worth, as determined in accordance with GAAP, of not less than that of the Recourse Guarantor immediately prior to such merger or transfer;

          (c) shall furnish to the Participants and the Indenture Trustee the following:

               (i) copies of (1) consolidated balance sheets of the Recourse Guarantor and its consolidated Subsidiaries prepared as of the close of their fiscal year, together with the related consolidated statements of income for such period (except for the consolidated balance sheet) in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and certified by any Responsible Officer of the Recourse Guarantor,
          (2) any published interim accounts and (3) any other relevant and material announcements which the Recourse Guarantor sends to its shareholders, or bondholders, or to the holders of any debenture or loan stock of the Recourse Guarantor, in each case at the time of issue thereof; provided that each annual audited consolidated balance sheet and consolidated statement of income shall be delivered to the Participants, Indenture Trustee and Pass Through Trustee no later than 150 days after the end of the fiscal year of the Recourse Guarantor and each set of published interim accounts shall be delivered to the Participants, Indenture Trustee and Pass Through Trustee no later than 120 days after the end of the period to which such interim accounts relate;

               (ii) written notice specifying any condition which constitutes a Lease Event of Default, and the nature and status thereof, promptly after any Responsible Officer of Recourse Guarantor acquiring Actual Knowledge thereof; and

               (iii) at the same time as it is required to deliver the statements required in clause (c)(i) herein, a Responsible Officer's Certificate of the Recourse Guarantor specifying that no Lease Event of Default has occurred and is continuing.

          (d) shall at all times maintain a tangible net worth, determined in accordance with GAAP, of at least $75,000,000.

          (e) shall be obligated to (i) acquire, or cause one of its Affiliates to acquire, the Lessor's interest in any Property and enter into a FMV Lease as and when contemplated by Section 3.1(d) of the Lease, (ii) acquire, or cause one of its Affiliates to acquire, the Lessor's interest in any Property and enter into a Partial Occupancy Lease as and when contemplated by Section 6.1(d) or (f) of the Lease, (iii) enter into, or cause one of its Affiliates to enter into, an AFR Sublease as and when contemplated by Section 6.1(f) of the Lease; provided that if the Recourse Guarantor causes one of its Affiliates to take any of the actions described in (i), (ii) or (iii), the Recourse Guarantor shall enter into a guaranty of the obligations of such Affiliate in form and substance reasonably satisfactory to the Lessee and (iv) except as otherwise provided in this Section 6.29(e), acquire title and possession to, or cause any party other than Lessor to acquire title and possession to, any Property terminated from the Lease and removed from the Lien of the Security Documents pursuant to the terms therein.

   Section 6.30. Further Assurances of Indenture Trustee. (a) Indenture Trustee shall monitor the effectiveness of all financing statements, fixture filings and other documents, including, without limitation all continuation statements, related to the Indenture which are necessary to establish, preserve and protect the title of Lessor to the Properties and the Lease and the Indenture Trustee's first priority perfected lien on, security title to and security interest in the Estate (collectively, the "Filings") and Indenture Trustee shall timely file or record or cause Lessor to timely file or record all such Filings. Any such Filings may be made electronically, to the extent permitted by law.

     (b) The Indenture Trustee agrees that it will not permit any Property to be released from the Lien of the Security Documents without the prior written consent of the Lessee.

   Section 6.31. Change of Situs. The Owner Participant agrees that if, at any time, the Trust Estate or the Owner Trustee becomes subject to any Taxes for which it is indemnified pursuant to Section 8.2 hereof and if, as a consequence thereof, the Lessee should request that the situs of the Trust be moved to another state in the United States from the state in which it is then located, the Owner Participant can waive such indemnities or, subject to satisfaction of the conditions set forth below, the situs of the Trust shall be moved, and the Owner Participant will take whatever action may be reasonably requested to accomplish such removal; provided further, however, that no such change in situs shall be required unless (i) the Lessee shall provide such additional tax indemnification as the Owner Participant may reasonably request for new risks arising from such change, (ii) the rights and obligations under the Operative Documents of the Owner Participant shall not be altered as a result of the taking of such action and such action shall not, in the reasonable opinion of the Owner Participant, have an adverse effect (for which the Owner Participant is not otherwise indemnified under the Operative Documents) on the Owner Participant; (iii) the Lien of the Security Documents and the priority of such Lien on the Estate shall not be adversely affected by such action and such action would not result in a Default or an Event of Default; (iv) no Lease Event of Default or Special Default has occurred and is continuing and such action will not result in a Lease Default or Lease Event of Default; (v) the Owner Trustee, the Owner Participant, the Pass Through Trustee and the Indenture Trustee shall have received an opinion or opinions of counsel in scope, form and substance reasonably satisfactory to such Persons to the effect that (A) the Trust, as thus removed, shall remain a validly established Trust, (B) any amendments to the Trust Agreement necessitated by such removal shall have been duly authorized, executed and delivered by the parties thereto and shall constitute the valid and binding obligations of such parties, enforceable in accordance with their terms (subject to customary qualifications, conditions, assumptions and limitations), and

(C) such removal has not adversely affected the Lien of the Security Documents on the Estate and the priority of such Lien thereon, and such opinion or opinions substantially cover the matters set forth in the opinion of the Owner Trustee's counsel delivered on the Closing Date; and (vi) the Lessee shall agree to indemnify and hold harmless the Owner Participant, the Owner Trustee, the Holders, the Certificateholders, the Indenture Trustee on an After-Tax Basis against any and all reasonable expenses incurred by the Owner Participant, the Owner Trustee, the Pass Through Trustee, and the Indenture Trustee in connection with such change of situs.

   Section 6.32. Single Purpose Entity, Separateness. The Owner Participant hereby represents and warrants to, and covenants with, the Indenture Trustee and the Holders that as of the date hereof and until such time as the indebtedness secured hereunder shall be paid in full:

          (a) The Owner Participant does not own and will not own any asset or property other than (i) the Beneficial Interest in the Lessor, and (ii) incidental personal property necessary for the ownership or operation of the Beneficial Interest in the Lessor.

          (b) To the extent its office, if any, is located in the offices of any of its Affiliates, the Owner Participant will pay fair market rent for its office space located therein and its fair share of any overhead costs with respect thereto.

          (c) The Owner Participant will not engage in any business other than the ownership of the Beneficial Interest in the Lessor, and the Owner Participant will conduct and operate its business as presently conducted and operated.

          (d) The Owner Participant will not enter into any contract or agreement with any Affiliate of the Owner Participant, any constituent party of the Owner Participant, any guarantor or any Affiliate of any constituent party or guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

          (e) The Owner Participant has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) unsecured trade debt or accounts payable customarily payable within thirty
     (30) days.

          (f) The Owner Participant has not made and will not make any loans or advances to any third party (including any Affiliate or constituent party, any guarantor or any Affiliate of any constituent party or guarantor), shall not pledge its assets for the benefit of any other entity and shall not acquire obligations or securities of its members or its Affiliates.

          (g) The Owner Participant is and will remain solvent and the Owner Participant will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due subject, however, to the Owner Participant's rights to contest provided in the Operative Documents.

          (h) The Owner Participant has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence.

          (i) Intentionally Omitted.

          (j) The Owner Participant will maintain books, accounting records and other corporate documents and records, financial statements, bank accounts and payroll accounts separate from those of its Affiliates, any constituent party and any other person. If required by law to file tax returns, the Owner Participant will file its own tax returns and characterize itself as a separate entity (except to the extent it is treated as a disregarded entity solely for tax purposes) from any Affiliate or other person in each and every report, tax return (if required by applicable law) or financial statement. The Owner Participant shall maintain its books, records, resolutions and agreements as official records.

          (k) The Owner Participant will separately manage the Owner Participant's liabilities from those of any Affiliate and pay from its assets (to the extent available) all of its own obligations, indebtedness and liabilities, including all administrative expenses and compensation to employees, consultants or agents, and all operating expenses, except that the Owner Participant's members or beneficial owners may pay the organizational expenses of the Owner Participant.

          (l) The Owner Participant will not become involved in the day-to-day management of any other Person.

          (m) The Owner Participant will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any of its managers, members, any Affiliate of the Owner Participant, any constituent party of the Owner Participant, any guarantor or any Affiliate of any constituent party or guarantor), and shall conduct business in its own name and through its own authorized directors, officers, managers, employees and agents, and shall maintain and utilize separate stationery, invoices and checks. The Owner Participant shall correct any known misunderstanding regarding its status as a separate entity and shall not identify itself as a division or part of its members or Affiliates or any of its Affiliates as a division or part of the Owner Participant.

          (n) The Owner Participant will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

          (o) The Owner Participant will not commingle the funds and other assets of the Owner Participant with those of any Affiliate or constituent party, any guarantor, or any Affiliate of any constituent party or guarantor, or any other person.

          (p) The Owner Participant has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, any guarantor, or any Affiliate of any constituent party or guarantor, or any other Person.

          (q) The Owner Participant does not and will not hold itself out to be responsible for the debts or obligations of any other Person.

          (r) The Owner Participant will not dissolve or terminate or materially amend the terms of its trust agreement, certificate of incorporation, partnership agreement or operating agreement or other agreement pursuant to which the Owner Participant is organized.

          (s) The Owner Participant will not enter into any transaction of merger or consolidation, or liquidate or dissolve (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity.

          (t) If the Owner Participant is a business trust, at least one trustee, or if the Owner Participant is a limited liability company, at least one member, director or manager, or if the Owner Participant is a corporation, at least one director or if the Owner Participant is a limited partnership, at least one general partner (such trustee, member, manager, director or general partner being herein referred to as the "SPC Member") shall be (i) a limited liability company or corporation (A) which at all times has a manager, member or director who qualifies as an Independent Director (as defined in Section 6.32(u)) and (B)(1) whose sole asset is its interest in the Owner Participant or (2) that owns, whether directly or indirectly, no more than 1% of the legal or beneficial interest in the Owner Participant, or (ii) a natural person who qualifies as an Independent Director (as defined in Section 6.32(u)), and such SPC Member will at all times cause the Owner Participant to comply with each of the representations, warranties, and covenants contained in this Section 6.32.

          (u) "Independent Director" means an individual who is not, and during the preceding five (5) years has never been, and is not while serving as the Independent Director (and is not, and during the preceding five (5) years never been, an Affiliate of): (i) a direct or indirect legal or beneficial owner of any stock, limited liability company, partnership, membership or other equity interest in any of the Owner Participant, an Owner (defined in this Section 6.32(u)) or any of their respective Affiliates (defined in this Section 6.32(u)); (ii) a lawyer for or substantial creditor, customer or supplier of any of the Owner Participant, an Owner or any of their respective Affiliates (provided that a person who derives and reasonably expects to derive in the future no more than 5% of his or her annual after-tax income from services rendered as an Independent Director, or for acting in a similar capacity, for Affiliates of the Owner Participant shall not be disqualified as an Independent Director); (iii) an employee, officer, director (other than during his tenure as an Independent Director for the Owner Participant or for one or more Affiliates), member, manager (other than as an Independent Manager for the Owner Participant or for one or more Affiliates), trustee (other than as independent trustee for one or more Affiliates), beneficiary or contractor of the Owner Participant, an Owner or any of their respective Affiliates; (iv) a person who controls (whether directly, indirectly or otherwise), the Owner Participant, an Owner or any of their respective Affiliates (other than acting as an Independent Director or in any similar capacity) or any substantial supplier, customer or creditor, or an officer, director (other than during his tenure as an Independent Director for the Owner Participant or for one or more Affiliates), beneficiary, trustee (other than as independent trustee for the Owner Participant or for one or more Affiliates), manager, (other than as an Independent Manager for the Owner Participant or for one or more Affiliates) member or contractor of the Owner Participant, Owner or any of their respective Affiliates (other than acting as an Independent Director or in any similar capacity); and (v) a spouse, parent, sibling or child of any Person described in clauses (i) through (iv) above.

          As used in this Section 6.32, "Affiliate" shall have the same meaning as defined in (S) 101 of the Bankruptcy Code and shall include all "insiders", as such term is defined in (S) 101 of the Bankruptcy Code, with respect to the Owner Participant, except that the percentage of direct or indirect legal or beneficial interest required to be held by the relevant entity shall be ten percent (10%), not twenty percent (20%).

          As used in this Section 6.32, "Owner" means the members, partners, shareholders or beneficiaries of the Owner Participant and each of their successors in interest as members, partners, shareholders or beneficiaries of the Owner Participant.

          As used in this Section 6.32, "Person" shall mean a natural person, corporation, limited partnership, general partnership, business trust, limited liability company or other form of association.

          (v) The Owner Participant shall not cause or permit the board of directors or board of managers, as applicable, of the Owner Participant or the SPC Member, as applicable, to take any action which, under the terms of any certificate of incorporation, by-laws, voting trust agreement with respect to any common stock or other economic ownership interest, or limited liability company agreement requires the vote of the board of directors or board of managers, as applicable, of the Owner Participant or the general partners of the Owner Participant or the SPC Member, as applicable, unless at the time of such action there shall be at least one member who is an Independent Director.

   Section 6.33. Further Assurances; NAIC Filings. The Owner Participant hereby represents and warrants to, and covenants with, the Indenture Trustee and the Holders that as of the date hereof and until such time as the indebtedness secured hereunder shall be paid in full, the Owner Participant will take all such actions and otherwise cooperate with any request made by the Certificate Holders or their special counsel which is necessary to ensure that the subject transaction shall be eligible for "Schedule D" reporting on such Certificate Holder's NAIC Annual Statement and, if the NAIC determines that the Certificate Holder's investment in the Certificates is not eligible for such "Schedule D" reporting, the Owner Participant will take such actions and otherwise cooperate with any request made by the Certificate Holders or their counsel which is reasonably necessary to obtain such eligibility; provided, however, that the Certificate Holders acknowledge and agree that the Owner Participant shall not be required to make any change or amendments (x) to the Lease or the Participation Agreement or
(y) which would have a material adverse monetary effect on the Owner Participant or materially increase the obligations of the Owner Participant under the Operative Documents. Without limiting the generality of the foregoing, in the event that the NAIC shall determine that any Appraisal delivered on or prior to the closing pursuant to Section 3.1(n) of the Participation Agreement and submitted by a Certificate Holder in connection with any filing or registration of the subject transaction with the NAIC does not satisfy the applicable NAIC guidelines or shall otherwise be in form or substance not satisfactory to the NAIC, the Owner Participant shall, within ninety (90) days of such determination, deliver to the NAIC and the Certificate Holder a new appraisal for the applicable Property or Properties which shall satisfy the applicable NAIC guidelines and shall be in form and substance satisfactory to the NAIC so that each Certificate Holder may be eligible for "Schedule D" reporting on such Certificate Holder's NAIC Annual Statement. Any cost or expense incurred by any Certificate Holder pursuant to this Section 6.33 in connection with any filing, action or other matter reasonably necessary to ensure that the subject transaction shall be eligible for "Schedule D" reporting on such Certificate Holder's NAIC Annual Statement shall be borne by Owner Participant. Notwithstanding anything to the contrary contained herein or in any other Operative Document, in the event that the aggregate appraised value of the Properties, as supported by an appraisal(s) for each Property, shall be less than the outstanding principal amount of the Outstanding Notes, the Owner Participant shall immediately effect a voluntary prepayment of the Outstanding Notes in accordance with the terms of Section 2.05(b) of the Indenture such that, after giving effect to such prepayment, the appraised value of the Properties equals or exceeds the outstanding principal amount of the Outstanding Notes.

   Section 6.34. Insurance. The Owner Participant will cause the Lessor to comply with Section 4.11 of the Indenture.

   Section 6.35. Operating Reserve. (a) In the event that the Lessor and/or the Owner Participant receives notice from the Lessee that it intends to release a Property from the Lease pursuant to the terms thereof on the next upcoming Anniversary Date, the Owner Participant will determine within twenty (20) days of receipt of such notice whether such Property will be permitted to be released from the Lien of the Indenture pursuant to Section 11.01 thereof. If the Owner Participant determines that such Property will not be permitted to be released from the Lien of the Indenture pursuant to said Section 11.01, the Owner Participant will give written notice to the Indenture Trustee and the Lessee of such event within ten (10) days of such determination. If said Property is not permitted to be released from the Lien of the Indenture under Section 11.01 thereof, the Owner Participant hereby agrees to assume to perform, or cause the Lessor to perform, the obligations of the Lessee under the Lease (as if the Lease remains in full force and effect with respect to such Property) and all other Operative Documents with respect to such Property (other than the obligation to pay Basic Rent) from and after the date such Property is released from the Lease and until the aggregate principal amount of the Secured Notes have been paid in full.

     Within thirty (30) days of such determination that said Property is not permitted to be released from the Lien of the Indenture on the upcoming Anniversary Date, the Lessor shall determine the aggregate amount of the costs and expenses associated with performing the obligations assumed by it under the Lease and all other Operative Documents with respect to such Property from and after the time that such Property is released from the Lease and through the scheduled maturity date of the Secured Notes (the "Assumed Operating Costs"), which Assumed Operating Costs must be consented to by the Indenture Trustee, which consent shall not be unreasonably withheld. The Owner Participant will provide a detailed description of such Assumed Operating Costs to the Indenture Trustee. The Owner Participant agrees that it will deposit with the Indenture Trustee an amount equal to 110% of such Assumed Operating Costs on or prior to the next Rent Payment Date (the "Operating Reserve"). If the Owner Participant and the Indenture Trustee have not agreed as to the amount of such Assumed Operating Costs prior to thirty (30) days before the next Rent Payment Date, the Indenture Trustee shall estimate the amount of the Assumed Operating Costs and deduct such amount from Basic Rent on the next Rent Payment Date. If at any time the Assumed Operating Costs are not sufficient to pay for all of the obligations assumed by the Owner Participant with respect to such Property as set forth in this Section 6.35, the Owner Participant agrees to deposit with the Indenture Trustee an amount sufficient to satisfy the revised Assumed Operating Costs within five (5) Business Days of a request by the Indenture Trustee.

     (b) Subject to the requirements below, amounts deposited in the Operating Reserve shall be disbursed to the appropriate party upon the Owner Participant's request to pay for (or reimburse the Owner Participant for) the costs and expenses incurred by or on behalf of the Owner Participant relating to the performance of the obligations assumed by the Owner Participant with respect to any Property pursuant to this Section 6.35. If the Owner Participant desires that the Indenture Trustee pay such amounts directly, the Owner Participant shall provide the Indenture Trustee with all applicable invoices, payment instructions and documentation related thereto and upon its receipt and approval of such items, the Indenture Trustee shall disburse funds from the Operating Reserve to satisfy such items. If the Owner Participant has paid such amounts itself and desires to be reimbursed for such amounts from amounts deposited in the Operating Reserve, the Owner Participant shall cause to be delivered to the Indenture Trustee the Owner Participant's written certification that all invoices and other expenses for which the release is being requested have been paid, that all such obligations have been satisfied and that all necessary releases or waivers of any lien, if any, securing payment for such has been obtained together with a copy of (i) the applicable invoices, (ii) the cancelled checks, receipts or other appropriate evidence of such payment and (iii) any such release or waiver document with respect thereto. Upon the Indenture Trustee's receipt and approval of the items described in the preceding sentence it shall disburse such amounts to the Owner Participant from the Operating Reserve. Notwithstanding anything to the contrary contained herein, if the Owner Participant does not satisfy any obligation assumed by it pursuant to this
Section 6.35 in a reasonable and timely manner, the Indenture Trustee shall have the right to apply any portion of the Operating Reserve for such purpose as determined reasonably necessary, proper or advisable by the Indenture Trustee.

   Section 6.36. Title Insurance Policies. The Owner Participant agrees to deliver to the Indenture Trustee within 45 days of the Closing Date pro forma lender's policies of title insurance (ALTA Loan Policy-1992 Form) in form and substance satisfactory to special counsel to the Certificateholders.

                                   Article VII

                              Transfer of Interest

   Section 7.1. Restrictions on Transfer. Prior to the end of the Lease Term or the end of any FMV Lease Term, if later with respect to any Property, without the prior written consent of the Lessee, the Pass Through Trustee (given in accordance with the terms of the Pass Through Trust Agreement) and the Indenture Trustee (given in accordance with the terms of the Indenture), which consent shall be requested by written notice to the Lessee, the Pass Through Trustee and the Indenture Trustee no less than 30 days prior to the expected date of transfer and shall not be unreasonably withheld or unreasonably delayed in the case of the transfer of all of the Beneficial Interest in the Lessor subject to compliance with the requirements of Section 7.4 hereof, neither the Lessor nor the Owner Participant shall, directly or indirectly, consummate a transfer of any Property or Beneficial Interest in the Lessor, except as and to the extent permitted by, and in accordance with the terms and conditions of, the applicable provisions of this Article VII, Article IX, the Lease and any FMV Lease.

   Section 7.2. Effect of Transfer. From and after any Transfer effected in accordance with this Article VII, the Transferor (as defined in Section 7.4(b) hereof) shall be released, to the extent of such Transfer, from its liability hereunder and under the other Operative Documents to which it is a party in respect of obligations to be performed on or after the date of such transfer. Upon and to the extent of any transfer by the Transferor as provided below, the Transferee shall be deemed the "Owner Participant" for all purposes of such documents. Notwithstanding any transfer of all of the Owner Participant's interest as provided in this Article VII, the Owner Participant shall be entitled to all benefits accrued and all rights vested prior to such transfer including, without limitation, rights to indemnification under any Operative Document. Any purported transfer of any interest in any Property or any Transfer made in contravention of this Article VII shall be null and void and of no force and effect.

   Section 7.3. Competitors of the Lessee. From time to time the Transferor may identify by written notice in accordance with Section 7.1 hereof potential purchasers to the Lessee for the purpose of determining whether or not such potential purchaser would be a Competitor. The Lessee agrees to make such a determination, in good faith, no later than ten (10) Business Days after receipt of a written request (which request shall specify the consequences of a failure to respond on a timely basis) and Lessee's failure to respond within such period shall constitute agreement that the potential purchaser is not a Competitor. The Lessee's determination that a potential purchaser is not a Competitor shall not relieve the Transferor of its obligations under this Article VII to the extent that the potential purchaser or its Affiliates becomes (as a result of a change in circumstances occurring since such determination) a Competitor subsequent to the Lessee's initial determination but prior to the consummation of any transfer contemplated by this Article VII.

   Section 7.4. Transfer by Lessor or Owner Participant. (a) The Lessor may not transfer any interest in any Property or the Estate or the Operative Documents (except to a successor trustee pursuant to the terms of the Trust Agreement) except for transfers (1) to the Lessee required by the Operative Documents, including as required by Section 3.1(d) of the Lease, or

(2) to the Recourse Guarantor or any Affiliate thereof as required by Sections
3.1 or 6.1 of the Lease, provided that the Lessor shall not transfer any interest in any Property if the Lien of the Indenture is prohibited from being released by Section 11.01 of the Indenture. The Owner Participant may not transfer any of its Beneficial Interest (as defined below) in the Lessor except for transfers permitted by this Section 7.4. When the Owner Participant has transferred its Beneficial Interest in the Lessor to another Person as permitted by this Section 7.4, such transferee shall be bound by the Owner Participant's obligations under the Operative Documents.

     (b) At any time after the Basic Term Commencement Date and prior to the end of the Lease Term, the Owner Participant may (subject to the Lessee's rights under the Operative Documents) effect a Transfer of all, but not less than all, of its Beneficial Interest in the Lessor, provided that such Transfer satisfies the requirements of Section 7.4(c) herein.

     For purposes herein, the following items shall have the definitions set forth below or otherwise set forth in this Article VII as so indicated

          "Beneficial Interest" shall mean beneficial ownership interest in the Trust Estate which evidences the right to the economic or financial benefits or burdens of Lessor's business.

          "Transfer" shall mean (i) any transfer (whether voluntary or involuntary) in one or a series of transactions in which all of the Beneficial Interest in Lessor is transferred to a Person who is not, as of the date of such transfer, the existing holder of all of the Beneficial Interest in Lessor, or (ii) any transfer of the "management and control" (as defined below) in the existing holder of the Beneficial Interest in Lessor, including, without limitation, any transfer of the "management and control" by Recourse Guarantor of the Owner Participant (such transfer shall be a "Transfer" of the Lessor). The term "management and control" as used herein shall mean (A) if referring to a limited liability company that is member-managed, then any managing member interest, (B) if referring to a partnership (whether general or limited), then any general partner interest, and (C) if referring to any other type of entity, then fifty-one percent (51%) or more of the economic interest in such entity.

          "Transferee" shall mean the Person to whom all of the Beneficial Interest in Lessor is being transferred, or, in the case of a Transfer as described in section (ii) of the definition of "Transfer" above, the holder of the Beneficial Interest in Lessor following such Transfer.

          "Transferor" shall mean the Person owning any Beneficial Interest in Lessor which is the subject of a Transfer.

     (c) Any Transfer shall be subject to the satisfaction of the following conditions on or prior to the effective date of such Transfer:

          (i) no such Transfer shall violate any provision of, or create a relationship which would be in violation of, any Applicable Laws and Regulations or disqualify or render ineligible the Lessee from holding any license, franchise or permit issued by, or from submitting a bid to or conducting any business with, any Governmental Authority or impose any material limitation on Lessee in connection therewith;

          (ii) the Transferee shall deliver to the Lessor, Indenture Trustee and Lessee a copy of the agreement pursuant to which the Transferee assumes all of the Transferor's obligations under the Operative Documents to which it is a party, such agreement shall be in form and substance reasonably satisfactory to the Lessor, Lessee and Indenture Trustee;

          (iii) no Event of Default is then continuing under the Indenture or under any of the other Operative Documents (and Indenture Trustee shall have received a certificate from Transferor certifying such facts, and a certificate from Transferee representing that, to its knowledge, no Event of Default or Lease Event of Default shall be continuing immediately following such Transfer);

          (iv) Indenture Trustee and Lessee each has received evidence reasonably satisfactory to it that all required approvals, if any, under the governing documents of Lessor to effectuate such Transfer shall have been obtained or are not needed;

          (v) Indenture Trustee and Lessee shall have received a "down date" substantive non-consolidation opinion with respect to the Transferee and its principals indicating the change in the Beneficial Interest of Lessor will not affect the opinions stated in the non-consolidation opinion delivered to Indenture Trustee and Lessee at the Closing, or a new substantive non-consolidation opinion with respect to the Transferee or its beneficial owner, substantively similar to the form of the substantive non-consolidation opinion or in form and substance otherwise acceptable to Indenture Trustee and Lessee;

          (vi) such Transferee and the proposed Recourse Guarantor shall have executed and delivered to Lessor, Indenture Trustee and Lessee a Recourse Guaranty in a form substantively identical to that executed by the Transferor at the Closing; provided, however, the Lessor, Indenture Trustee and Lessee shall also have received an acceptable net worth statement of the proposed Recourse Guarantor indicating that the proposed Recourse Guarantor satisfies the new worth requirements of Section 6.29(d) hereof;

          (vii) Indenture Trustee and Lessee shall have received evidence that the proposed Recourse Guarantor and Transferee are each in good standing in its state of formation and are each duly qualified and in good standing in the each state in which such qualification is required in order for such party to fulfill its obligations in connection with the Operative Documents;

          (viii) Lessor, Indenture Trustee and Lessee shall have received an opinion as to the authorization, execution and delivery of the Transferee and Transferor (to the extent Transferor executes any operative documents in connection with the transfer) of the transfer documents, and an opinion as to the enforceability of the Recourse Guaranty referred to in subparagraph (iv) and that such transfer does not violate Applicable Laws and Regulations;

          (ix) the prior written consent of the Residual Value Insurer;

          (x) the Transferor shall have delivered to the other parties hereto an Officer's Certificate to the effect that the conditions to the proposed transfer prescribed by this Article VII to be met by the Transferor, have been satisfied and the Transferor shall have delivered;

          (xi) the Transferor must be an entity organized under the laws of the United States (or any state thereof);

          (xii) Transferee shall execute and deliver to Indenture Trustee and Lessee a certificate that, as of the date of closing of the Transfer, Transferee is in compliance with the special purpose provisions of Section
     6.32 hereof; and

          (xiii) Transferor or Transferee shall pay or cause to be paid to Lessor, Indenture Trustee and Lessee, concurrently with the closing of such Transfer, any and all out of pocket costs and expenses, including, without limitation the reasonable attorneys fees and disbursements, incurred by Indenture Trustee and Lessee in connection with the review, approval and documentation of the matters relating to such transfer approved by Indenture Trustee and Lessee hereunder.

     (d) Transaction Fee; Counsel Fee. It shall be a condition of any Transfer that Transferor shall pay Indenture Trustee, in addition to the amounts described above, a fee of $10,000 per Property in connection with any Transfer (as applicable, the "Transaction Fee"). Transferor will pay or cause to be paid the reasonable fees and expenses of special counsel to the owners of the Pass Through Certificates in connection with such Transfer.

   Section 7.5. Default. While a Lease Event of Default is continuing, the Lessee may not enforce Sections 7.4(c)(iv) and (x).

                                  Article VIII

                                 Indemnification

   Section 8.1. General Indemnification. Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against any Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the date of this Agreement, in any way relating to or arising out of (a) the Properties or any part thereof, and the design, construction, inspection, purchase, ownership, acquisition, acceptance, rejection,

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delivery, nondelivery, possession, transportation, lease, sublease, mortgaging, granting of a security interest in, preparation, installation, condition, transfer of title, rental, use, nonuse, occupancy, operation, management, storage, maintenance, modification, alteration, repair, rebuilding, assembly, sale, return, abandonment or other application or disposition of all or any part of the Properties, including without limitation (i) claims or penalties arising from any violation of law or liability in tort (strict or otherwise), (ii) loss of or damage to any property or death or injury to any Person, (iii) latent, patent, hidden or other defects, whether or not discoverable, and (iv) any claim for patent, trademark or copyright infringement, (b) the Operative Documents or any of them (other than the Trust Agreement, the Debt Documents and the Residual Value Insurance policy) and the Overall Transaction (other than to the extent related to the Trust Agreement, the Debt Documents and the Residual Value Insurance policy) or any modification, waiver, amendment or supplement thereto required by the terms of the Operative Documents (other than the Trust Agreement, the Debt Documents and the Residual Value Insurance policy) or requested by the Lessee or any breach or violation thereof by the Lessee, payments made pursuant to any thereof or the enforcement by any Indemnitee of any of its rights under the Operative Documents against the Lessee, (c) the non-compliance with Applicable Laws and Regulations (including without limitation because of the existence of the Permitted Liens) of any Property, (d) whether or not such Claim arises or accrues prior to the date of this Agreement, any Claim or Environmental Damages relating to or arising out of or in connection with any matter relating to the Properties, including, without limitation, the Lessee's breach of its representations, warranties, covenants and obligations in this Agreement, the Lease, any FMV Lease or any other Operative Documents, prior to or during the Lease Term or the FMV Lease Term, as the case may be, at, on or under the Properties, (e) an inaccuracy of any representation or a breach of any warranty or covenant made by the Lessee in this Agreement or another Operative Document or (f) any Redemption Premium due as a result of the termination of the Lease; provided, however, that Lessee shall not be required to indemnify any Indemnitee under this Section 8.1 for any of the following:

          (1) any Claim to the extent attributable to loss or liability arising from acts or events with respect to a Property which occur after such Property has been returned to Lessor after termination or expiration of the Lease or FMV Lease (if later) with respect to such Property (I) unless such Property was returned to Lessor as a result of the exercise of remedies as a result of a Lease Event of Default, in which case such indemnity shall continue as long as such Lease Event of Default is continuing and (II) except to the extent such loss or liability arose because of (A) a breach by the Lessee of the Lease or an FMV Lease, including covenants which expressly provide for performance by Lessee after termination or expiration of the Lease or FMV Lease (if later) and including the return provisions of
     Article 12 of the Lease or of an FMV Lease, as the case may be, or (B) any personal injury which occurred prior to such return (it being agreed that a Bank Branch Property or any Property subject to a Partial Occupancy Lease shall be deemed to be returned to Lessor for purposes of this Article VIII when such Bank Branch Lease or Partial Occupancy Lease, as the case may be, commences),

          (2) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or its Indemnitee Group,

          (3) any Transaction Cost or any other expense expressly provided under any of the Operative Documents to be paid or borne by a party other than the Lessee,

          (4) any Claim to the extent resulting from a transfer by such Indemnitee or its Indemnitee Group of all or part of its interest in the Lease, an FMV Lease, the other Operative Documents or a Property or any interest therein (including without limitation any expenses of the character referred to in Section 7.4(c)(xii) or Section 7.4(d)(x) hereof,) other than (x) while a Lease Event of Default shall have occurred and be continuing or (y) a transfer required by the Operative Documents,

          (5) any Claim to the extent resulting from a breach or violation by such Indemnitee or its Indemnitee Group of any of its representations, warranties or covenants in any of the Operative Documents or from a violation of Applicable Laws and Regulations by such Indemnitee or its Indemnitee Group (including, without limitation, any such breach, misrepresentation relating to, or violation of, ERISA or any related provisions of the Code), unless such breach, misrepresentation or violation is the result of a misrepresentation or breach by the Lessee or any other party to an Operative Document (other than such Indemnitee or any member of its Indemnitee Group) of any of their respective obligations under any Operative Document to which it is a party or as it relates to any violation of Applicable Laws and Regulations, if such violation is attributable to the business or activities of the Lessee or the nature, design, engineering, use, repair, construction or location of any of the Properties,

          (6) any Claims in respect of Taxes, other than a payment necessary to make payments under this Section 8.1 on an After-Tax Basis,

          (7) any Claim to the extent resulting from any amendment to any Operative Document which is not required by the terms of the Operative Documents, expressly consented to by the Lessee or made at the request of the Lessee,

          (8) any Claim for losses by an Indemnitee or its Indemnitee Group (x) based on its inability to invest in another transaction or use for any other purpose the funds invested in connection with the transactions contemplated hereby or (y) for which a payment of Stipulated Loss Value paid by the Lessee in accordance with the terms of the Operative Documents is intended, as calculated, to compensate such Indemnitee, provided that this clause (8) shall only be construed to limit Lessee's obligations under this Section 8.1 and not otherwise to limit any damages which any Indemnitee may be entitled to recover under Applicable Laws and Regulations for any breach of any of the Operative Documents,

          (9) any Claim to the extent arising as a result of any Event of Default or Default which is not also a Lease Event of Default or Lease Default,

          (10) any Claim to the extent arising from any failure on the part of the Indenture Trustee, the Pass Through Trustee or Lessor to distribute funds in accordance with the Operative Documents, provided that the Lessee shall have made payment of such funds to the Indenture Trustee or Lessor, as the case may be, to the extent and in the manner required under the Operative Documents,

          (11) overhead expenses incurred by an Indemnitee,

          (12) with respect to the Indenture Trustee, any failure of the Indenture Trustee to be properly qualified (or to have properly appointed a co-trustee) for such roles in the jurisdictions where the Properties are located, or

          (13) any Claim to the extent arising out of the Trust Agreement, the Debt Documents or the Residual Value Insurance policy, except for the obligation of the Lessee to pay Redemption Premium as a result of the termination of the Lease, provided that this Clause (13) shall not affect the rights of the Residual Value Insurer as an assignee of the rights of any Indemnitee if there shall have been any such assignment.

     Lessee shall be entitled to credit against any payments due under this
Section 8.1 any insurance recoveries received by the Indemnitee in respect of the related Claim under or from insurance paid for by the Lessee or assigned to such Indemnitee by the Lessee.

     If the Lessee shall obtain knowledge of any Claim indemnified against under this Section 8.1, the Lessee shall give prompt notice thereof to the appropriate Principal Indemnitee or Principal Indemnitees, and if any Indemnitee shall obtain any such knowledge, the related Principal Indemnitee shall give prompt notice thereof to Lessee, provided that failure to so notify Lessee shall not release Lessee from any of its obligations to indemnify hereunder except if such failure shall have precluded Lessee from contesting such Claim or such failure shall result in an increased Claim, but only to the extent of such increase. With respect to any amount that Lessee is requested by a Principal Indemnitee to pay by reason of this Section 8.1, such Principal Indemnitee shall, if so requested by the Lessee, at the Lessee's expense, and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is reasonably available to such Principal Indemnitee or its Indemnitee Group to substantiate properly the requested payment.

     In case any action, suit or proceeding shall be brought against any Indemnitee, the related Principal Indemnitee shall notify Lessee of the commencement thereof, and Lessee or its insurer shall be entitled, at Lessee's expense, acting through counsel reasonably acceptable to such Principal Indemnitee, to participate in, and, to the extent that the Lessee or its insurer desires to, assume and control the defense thereof; provided, however, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if, and only for so long as, (i) a Lease Event of Default or (ii) a Lease Default under Section 18(e) of the Lease or any FMV Lease has occurred and is continuing; and provided further that if and to the extent such action, suit or proceeding includes a claim that the Indemnitee is guilty of criminal misconduct or involves the Lessee in a material conflict of interest as determined in accordance with then prevailing standards of professional conduct, or the Lessee has not acknowledged in writing to such Indemnitee that the Lessee is obligated to indemnify such Indemnitee with respect to such Claim under this Section 8.1, the Principal Indemnitee may at its election engage a second legal counsel to represent such Indemnitee in such action, suit or proceeding and the reasonable fees and expenses of which will be paid by the Lessee if such counsel is reasonably acceptable to the Lessee and the Lessee retains control of such action, suit or proceeding; provided that the Principal Indemnitee shall assume control of all matters relating to the Principal Indemnitee and its Indemnitee Group. The Principal Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

     Each Principal Indemnitee shall at Lessee's expense supply Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 8.1. Unless a Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 8.1 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under this Section 8.1 with respect to such Claim.

     Upon payment in full of any Claim by the Lessee pursuant to this Section
8.1 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and the related Principal Indemnitee shall at the Lessee's expense cause such Indemnitee to execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such claims. Lessee shall not enter into any settlement or other compromise with respect to any Claim against any Indemnitee without the prior written consent of the related Principal Indemnitee unless the Lessee has acknowledged in a writing satisfactory to such Principal Indemnitee such Indemnitee's right to full indemnification hereunder with respect to such Claim.

     Any amount payable to an Indemnitee pursuant to this Section 8.1 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from the related Principal Indemnitee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to Lessee and the Principal Indemnitee at the Lessee's expense.

     Nothing in this Section 8.1 shall be construed as a guaranty by the Lessee of any residual value in the Properties or as a guaranty of the Notes. The indemnities contained in this Article VIII shall survive the expiration or earlier termination of the Lease or any FMV Lease, as applicable, and any assumption of the Notes by the Lessee in accordance with Section 10.1 hereof.

     All Indemnitees are hereby made third party beneficiaries of this Section 8.1, subject in all cases to such parties' agreeing in writing to their obligations under this Section 8.1. If an Indemnitee is not a party to this Agreement, the Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to the Lessee, to the terms of this
Article VIII prior to making any payment to such Indemnitee under this Article VIII.

     Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay the amount refunded (but not an amount in excess of the amount the Lessee or any of its insurers has paid in respect of such Claim) over to the Lessee unless a Special Default or a Lease Event of Default shall have occurred and be continuing in which case the amount refunded shall be held by the related Principal Indemnitee as security for the obligations of the Lessee under the Operative Documents.

   Section 8.2. General Tax Indemnification.

     (a) General Taxes. Except as provided in Section 8.2(b), the Lessee agrees to indemnify each Tax Indemnitee (as defined in Section 8.2(i)) against, and hold each Tax Indemnitee harmless from and pay, any and all present or future liabilities, losses, expenses and costs of any kind whatsoever that are Taxes imposed by the United States or any taxing jurisdiction or authority of or in the United States (or any foreign taxing authority or jurisdiction to the extent such foreign taxing authority or jurisdiction imposes such Taxes as a result of the location or actions of the Lessee) against or payable by any Tax Indemnitee or the Lessee or withheld from any payment under the Operative Documents, or imposed against the Properties or any part thereof or any of the Operative Documents in connection with or relating to or on or with respect to (i) this Agreement or any of the other Operative Documents or any amendment, supplement, waiver or consent thereto or the execution, delivery or performance of any thereof; (ii) all or any part of the Properties or any interest therein; (iii) the manufacture, financing, refinancing, construction, purchase, acceptance, possession, rejection, ownership, delivery, nondelivery, importation, exportation, transport, use, non-use, operation, leasing, subleasing, hire, condition, addition, alteration, substitution, maintenance, modification, repair, sale, abandonment, redelivery, location, rebuilding, assigning, repossession, recording, return, transfer of title or other application or disposition of the Properties or interest therein; (iv) the payment or receipt of Rent or other amounts, receipts, income or earnings arising from the Properties or interest therein or with respect to the Lease or any other Operative Document or otherwise in connection with the Overall Transaction; or
(v) otherwise with respect to or in connection with the Overall Transaction.

     (b) Notwithstanding anything to the contrary contained herein, the Lessee will have no obligation under this Section 8.2 with respect to Taxes excluded under any one or more of the following clauses of this Section 8.2(b), whether or not such Taxes fail to be excluded under any of the other clauses of this
Section 8.2(b):

          (i) Taxes (other than sales, use, property, transfer, recording and similar Taxes) on or based upon or measured by gross or net receipts or gross or net income (including without limitation Taxes in the nature of minimum taxes, tax preference items, and alternative minimum taxes), capital or net worth or capital stock or which are franchise Taxes or excise or doing business Taxes or which are excess profits Taxes, accumulated earnings Taxes, capital gains Taxes, succession or estate Taxes, or personal holding company Taxes, it being understood and agreed that this clause (i) excludes from the Lessee's indemnity obligations the Atlanta, Georgia business and occupational license tax, the South Carolina business license tax on holding, investment, and development companies, and the Arlington County Virginia business license tax, and that this clause (i) does not exclude from the Lessee's indemnity obligations the Florida real property rental tax;

          (ii) Taxes imposed on or against or with respect to a Tax Indemnitee to the extent such Taxes would not have been imposed if such Tax Indemnitee or any of its Affiliates had not engaged in activities or had a presence (including, without limitation, being incorporated or otherwise situated or organized therein) in the jurisdiction imposing such Taxes which activities or presence are unrelated to the transactions contemplated by the Operative Documents;

          (iii) Taxes imposed on or against or with respect to a Tax Indemnitee as a result of any voluntary or involuntary sale, assignment, transfer or other disposition (a "Disposition") by such Tax Indemnitee or any of its Affiliates of all or any portion of or in (including an undivided interest in) the Properties, the Land, the Improvements, the Estate, the Lease, any FMV Lease, any Bank Branch Lease, or any other interest created under the Operative Documents, or any Tax Indemnitee, other than any Disposition (A) in pursuance of remedies while a Lease Event of Default has occurred and is continuing, (B) pursuant to the Lessee's or any sublessee's exercise of any rights or obligations under the Operative Documents or (C) in connection with the Closing of the Overall Transaction on the Closing Date;

          (iv) Taxes (including without limitation withholding taxes) imposed on or against or with respect to a Tax Indemnitee imposed as a result of such Tax Indemnitee or any of its Affiliates failing to be a United States person within the meaning of Section 7701(a)(30) of the Code;

          (v) Taxes imposed on or against or with respect to a Tax Indemnitee as a result of the gross negligence or willful misconduct of such Tax Indemnitee or any of its Affiliates;

          (vi) Taxes imposed with respect to the Land or any Property (or any undivided interest therein) or payments attributable to the Land or any Property (or any undivided interest therein) that are imposed with respect to any period after (but not simultaneously with) the earlier of (A) the termination of the Lease and, if applicable, any FMV Lease with respect to such Land or Property (or undivided interest therein), or (B) such Land or Property (or undivided interest therein) becoming subject to a Bank Branch Lease, provided that this clause (vi) shall not apply to Taxes that result from the failure of the Lessee to return such Land or Property (or undivided interest therein) in accordance with the return conditions in the Lease or any FMV Lease or that are imposed with respect to any payment by or on behalf of the Lessee made after the earlier of the events described in subclauses (A) or (B) of this clause (vi);

          (vii) Taxes imposed on or against or with respect to a Tax Indemnitee that are interest, penalties or additions to tax that are imposed as a result of the failure of such Tax Indemnitee or any of its Affiliates to file any return or other Filing properly and timely unless such failure is caused by the failure of the Lessee or any Affiliate to fulfill its obligations, if any, under Section 8.2(f) hereof with respect to such return or Filing;

          (viii) So long as the Lessor is receiving all Basic Rent without reduction on account of contested Taxes, any Tax that is being contested in good faith in accordance with the provisions of Section 8.2(e) hereof during the pendency of such contest;

          (ix) Taxes imposed on or against or with respect to a Tax Indemnitee resulting from or that would not have been imposed but for the existence of Liens attributable to such Tax Indemnitee or any of its Affiliates (other than the Lien of the Security Documents);

          (x) Any Taxes imposed on or against any Debt Party or any affiliate thereof or on, against or with respect to any Debt Document or the Residual Value Insurance policy (and any claim for indemnification or reimbursement with respect to any such Taxes);

          (xi) Taxes imposed on or against or with respect to a Tax Indemnitee that would not have been imposed but for an amendment, supplement, modification, consent or waiver to any Operative Document by such Tax Indemnitee or any of its Affiliates, unless either required by the express terms of any Operative Document or initiated or requested by or consented to by the Lessee in writing;

          (xii) Taxes imposed pursuant to Section 3406 of the Code;

          (xiii) Taxes imposed on or against or with respect to a Tax Indemnitee to the extent that (but in the case of a Certificateholder, only to the extent that on the date of transfer) the amount of such Taxes is greater than the amount of Taxes that would have been imposed (or, if less, that would have been subject to indemnification under this Section 8.2) if such Tax Indemnitee or any of its Affiliates were not a successor or assignee of one of the original Tax Indemnitees; provided, however, that this exclusion
     (xiii) shall not apply to any successor or assignee that acquires its interest as a result of a Lease Event of Default or while a Lease Event of Default has occurred and is continuing;

          (xiv) Taxes imposed on or against or with respect to a Tax Indemnitee that would not have been imposed but for any failure of such Tax Indemnitee or any of its Affiliates to comply with (x) certification, information, documentation, reporting or other similar requirements (each being a "Requirement") concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is so timely requested by the Lessee in writing and such compliance is required by statute or by regulation of the jurisdiction imposing such Taxes as a precondition to relief or exemption from such Taxes and such Tax Indemnitee (or its Affiliate) was eligible to comply with such Requirement or (y) any other Requirements under the tax laws or regulations of the jurisdiction imposing such Taxes that would establish entitlement to otherwise applicable relief or exemption from such Taxes if such Tax Indemnitee was so timely requested by the Lessee in writing and was eligible to comply with such Requirement; provided, that a Tax Indemnitee shall not be required to comply with a Requirement if such Tax Indemnitee reasonably believes that such compliance may result in any unindemnified adverse consequences to such Tax Indemnitee or any of its Affiliates or any material adverse consequences (whether or not indemnified) to such Tax Indemnitee or any of its Affiliates;

          (xv) Taxes imposed on or against or with respect to the Trust or the Owner Trustee;

          (xvi) Taxes imposed on or against or with respect to a Tax Indemnitee to the extent such Taxes would have been imposed on such Tax Indemnitee in the absence of the transactions contemplated by the Operative Documents;

          (xvii) Taxes imposed under Section 4975 of the Code, as amended from time to time or under any successor or analogous provisions, or under Part 4 or Part 5 of Subtitle B of Title I of ERISA, or under any successor or analogous provisions;

          (xviii) Taxes which are included in Lessor's Cost;

          (xix) Taxes imposed on or against or with respect to any Lender Tax Indemnitee;

          (xx) Taxes in the nature of an intangibles or similar Tax that are imposed as a result of the failure of the Lease or any FMV Lease to be a "true lease, "unless such failure is the result of an event or circumstance described in Section 4(a) of the Tax Indemnification Agreement for which the Lessee is liable to pay an indemnity after application of the exclusions in Section 5 of the Tax Indemnification Agreement; provided that this exclusion (xx) shall not apply to (1) any such Taxes arising in connection with the Closing of the Overall Transaction, (2) any such Taxes relating specifically to a particular Property (as opposed to the Lessor),
     (3) Lessor and any such Taxes directly arising due to and in pursuance of remedies while a Lease Event of Default has occurred and is continuing, and
     (4) any such Taxes on, based on, or in the nature of transfer Taxes continuing; and

          (xxi) Taxes that are the subject of the Tax Indemnification Agreement (whether or not indemnified thereunder).

provided, however, that the exclusions set forth in this Section 8.2(b) shall not be interpreted to limit the calculation of indemnity payments under Section 8.2(d) hereof. It is the intent of the parties hereto that the indemnities provided in this Section 8.2 and the Tax Indemnification Agreement not be duplicative such that if the Lessee has paid an indemnity under one such section or agreement, it shall not be required to pay the same indemnity under the other such section or agreement.

     (c) Reimbursement. If the Lessee shall have paid any amount to or for the benefit of any Tax Indemnitee pursuant to this Agreement with respect to or on account of Taxes not subject to indemnification pursuant to the provisions of this Agreement, then such Tax Indemnitee shall pay to the Lessee within 30 days of written notice of such payment by the Lessee the amount so paid by the Lessee, plus interest on such amount for the period from the date of payment by the Lessee of such additional amount to the date Lessee actually receives payment of such sum at the Federal Funds Rate as applicable from time to time during such period.

     (d) Calculation of General Tax Indemnity Payments. Any payment or indemnity to or for the benefit of any Tax Indemnitee with respect to any Tax which is subject to indemnification under Section 8.2(a) hereof shall be an amount sufficient to restore the Tax Indemnitee to the same position it would have been in had such Taxes not been incurred or imposed. Such computations shall (A) reflect the current net savings actually available to such Tax Indemnitee or any Affiliate thereof resulting from the credit or deduction of such indemnified Tax or the event or circumstance giving rise thereto and (B) include, after taking into account the savings described in clause (A), the amount necessary to hold such Tax Indemnitee harmless on an After-Tax Basis. If, by reason of any payment made to or for the account of a Tax Indemnitee by the Lessee pursuant to this
Section 8.2 or with respect to any other payment made on an After-Tax Basis, or if by reason of the event or circumstance giving rise to any such payment, such Tax Indemnitee or any Affiliate thereof actually realizes a net tax benefit, savings, deduction or credit not previously taken into account in computing such payment, such Tax Indemnitee shall promptly pay to the Lessee an amount equal to the sum of (I) the actual net reduction in Taxes, if any, realized by such Tax Indemnitee or any Affiliate thereof which is attributable to such net tax benefits, savings, deductions or credits and (II) the actual net reduction in any Taxes realized by such Tax Indemnitee or any Affiliate thereof as the result of any payment made by such Tax Indemnitee pursuant to this sentence; provided, however, that (A) no Tax Indemnitee shall be obligated to make any payment pursuant to clause (I) of this Section 8.2(d) to the extent that the amount of such payment would exceed (x) the amount of all prior payments paid by the Lessee to such Tax Indemnitee pursuant to this Section 8.2 without regard to any additional amount paid to allow such payments to be made on an After-Tax Basis, less (y) the amount of all prior payments pursuant to this Section 8.2(d) and described in clause (I) by such Tax Indemnitee to the Lessee, but any such excess shall reduce pro tanto any amount that the Lessee is subsequently obligated to pay pursuant to this Section 8.2 and (B) no Tax Indemnitee shall be obligated to make any payment to the Lessee pursuant to this sentence for so long as a Special Default or Lease Event of Default shall have occurred and be continuing (but any amounts required to be so paid shall be paid promptly following the cure of any such Special Default or Lease Event of Default). Each Tax Indemnitee agrees to use its reasonable efforts, and further agrees to take such actions as the Lessee reasonably requests to realize such reduction, tax benefits or other savings as are available; provided that a Tax Indemnitee shall not be obligated to make such efforts or take any such action that it reasonably believes may result in any unindemnified adverse consequences to such Tax Indemnitee or any of its Affiliates or any material adverse consequences (whether or not indemnified) to such Tax Indemnitee or any of its Affiliates.

     If it is later determined that the Tax Indemnitee was not entitled to a tax benefit for which the Tax Indemnitee has made a payment to the Lessee hereunder, the portion of the tax benefit that is disallowed, reduced, lost or recaptured shall be treated as Taxes for which the Lessee must indemnify the Tax Indemnitee, without regard to Section 8.2(b) hereof other than clauses (iv), (v), (vii), (ix), (xi) or (xiv) of
Section 8.2(b).

     (e) Contests. If any written claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to this Section 8.2, such Tax Indemnitee shall promptly notify the Lessee in writing and shall not take any action with respect to such claim or Tax without the consent of Lessee (such consent not to be unreasonably withheld) for 30 days after the receipt of such notice by Lessee; provided, however, that, in the case of any such claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 30 day period, such Tax Indemnitee shall, in such notice to Lessee, so inform Lessee, and such Tax Indemnitee shall not take any action with respect to such claim or Tax without the consent of Lessee (not to be unreasonably withheld) before 10 days from the receipt of such notice by Lessee unless the Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 10 day period. The failure of a Tax Indemnitee to give Lessee prompt written notice pursuant to this Section 8.2(e) of any such claim or to otherwise meet its obligations under this Section 8.2 shall not affect Lessee's obligation hereunder to the Tax Indemnitee unless such failure effectively precludes the Lessee from contesting such claim or any related claim. Provided no Special Default or Lease Event of Default shall have occurred and be continuing (unless the Lessee has provided reasonably satisfactory security for its obligations in respect of a contest), if requested by Lessee in a written request to such Tax Indemnitee within 30 days (or such shorter period referred to in the proviso to the first sentence in this Section 8.2(e) (but in any event not less than 10 days)) after its receipt of such notice, such Tax Indemnitee shall at the expense of Lessee in good faith contest (including, without limitation, by pursuit of appeals and administrative procedures) (or, if permitted by Applicable Law (and such Tax Indemnitee determines in good faith that permitting such contest to be controlled by the Lessee would not materially adversely affect such Tax Indemnitee, permit the Lessee to contest in its own name (a "Lessee-Controlled Contest")), the validity, applicability or amount of such Taxes by (i) resisting payment thereof, (ii) not paying the same except under protest, if protest shall be necessary and proper or (iii) if payment shall be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and/or judicial proceedings; provided, however, that in no event shall such Tax Indemnitee be required to contest or permit Lessee to contest any claim for any Tax unless (u) in the case of the Lessee-Controlled Contest, the Lessee shall have provided the relevant Tax Indemnitee with a written acknowledgment of its obligation to indemnify the Tax Indemnitee to the extent the contest is not successful, (v) Lessee shall have agreed in writing to pay such Tax Indemnitee and shall pay on an After-Tax Basis as incurred all reasonable costs and expenses that such Tax Indemnitee shall incur in connection with contesting such claim (including, without limitation, all reasonable costs, expenses, legal and accounting fees and disbursements); (w) such Tax Indemnitee and the Lessor (if it is not the Tax Indemnitee) shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of, or the creation of any Lien (except if Lessee shall have adequately bonded such Lien or otherwise made provision to protect the interests of such Tax Indemnitee and the Lessor in a manner reasonably satisfactory to such Tax Indemnitee and the Lessor) on any Property or any interest therein and that there is no risk of criminal liability that may be imposed with respect to

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

such Tax Indemnitee; (x) if such contest shall require the payment of the claim, Lessee shall advance the amount thereof plus (to the extent indemnified under Section 8.2(a) hereof) interest, penalties and additions to tax with respect thereto to such Tax Indemnitee on an interest free basis (with no additional net after-tax cost to such Tax Indemnitee but taking into account any net tax savings associated with such advance); (y) if the contest is not the Lessee-Controlled Contest, then if requested in writing by the Tax Indemnitee, the Tax Indemnitee shall have been provided with an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee, which opinion shall be furnished at Lessee's sole cost and expense, to the effect that there is a reasonable basis for contesting such claim; and (z) if the contest is not the Lessee-Controlled Contest, the amount of such claim exceeds $37,500. Upon a final determination of such contest or the receipt of a refund by the Tax Indemnitee with respect to contested liability as to which an advance has been made, the Tax Indemnitee shall (without duplicating any payment required under the other paragraphs of this Section 8.2(e)) offset such interest-free advance previously made with respect to the contested liability against the full amount then due to the Tax Indemnitee, if any, pursuant to the provisions of this Section 8.2, and either (1) the Lessee shall pay to the Tax Indemnitee, within 30 days thereafter, the excess, if any, of such full amount then due over such interest-free advance, or (2) the Tax Indemnitee shall repay to the Lessee, within 30 days thereafter, (A) any excess of such interest-free loans over such full amount then due plus (B) any further net savings of income taxes actually realized by the Tax Indemnitee as a result of any such payment; provided that this sentence shall not require any duplication of payments required under other paragraphs of this Section 8.2(e)). In the event Lessee has complied with the foregoing, the Tax Indemnitee shall not be entitled to settle, compromise or pay such Tax so long as the defense is being conducted in good faith.

     Notwithstanding anything contained in this Section 8.2, a Tax Indemnitee shall not be required to contest any claim or permit Lessee to contest any claim and may settle any contest without the consent of Lessee if such Tax Indemnitee
(A) shall waive its right to indemnity under this Section 8.2 with respect to such claim for such Tax (and any claim made by any taxing authority with respect to other taxable periods that is based, in whole or in part, upon the resolution of such claim, the contest of which is effectively precluded by the resolution of such claim) and (B) shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section 8.2 with respect to such claim for such Tax or the contest of such Tax (other than amounts described in clause (v) of the preceding paragraph).

     If any Tax Indemnitee or any Affiliate thereof shall receive a refund of, or receive a credit for (or would have received such a refund or credit but for a counterclaim or other claim not indemnified by Lessee hereunder (a "deemed refund or credit")), all or any part of any Taxes indemnified, paid, reimbursed or advanced by Lessee with respect to any contest under this Section 8.2(e), such Tax Indemnitee shall pay to Lessee within 30 days of such receipt (or, in the case of a deemed refund or credit, within 30 days of the resolution of such contest), an amount equal to the lesser of (xx) the amount of such refund or credit or deemed refund or credit plus any net tax benefit (taking into account any Taxes incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund or credit or deemed refund or credit) actually realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence (including this clause (xx)) and (yy) such tax payment, reimbursement or advance by Lessee to such Tax Indemnitee plus any other payment in respect of such contest (other than the

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

costs and expenses described in clause (v) of the first paragraph of this
Section 8.2(e)) by Lessee to such Tax Indemnitee theretofore made pursuant to this Section 8.2 with respect to such contest, it being intended that such Tax Indemnitee shall retain a net tax benefit pursuant to this Section 8.2 only if Lessee shall first have been reimbursed for any payments (other than the costs and expenses described in clause (v) of the first paragraph of this Section 8.2(e)) in respect of such contest by it to such Tax Indemnitee pursuant to this
Section 8.2; provided, however, that such Tax Indemnitee shall not be obligated to make any payment to Lessee pursuant to this sentence so long as a Special Default or Lease Event of Default shall have occurred and be continuing (but any amounts required to be so paid shall be paid promptly following the cure of any such Special Default or Lease Event of Default). If, in addition to such refund or credit or deemed refund or credit, as the case may be, such Tax Indemnitee or any Affiliate thereof shall receive (or would have received but for a counterclaim or other claim not indemnified by the Lessee hereunder) an amount representing interest on the amount of such refund or credit or deemed refund or credit, as the case may be, such Tax Indemnitee shall pay to Lessee within 30 days of such receipt or, in the case of a deemed refund or credit, within 30 days of the resolution of such contest, that proportion of such interest that shall be fairly attributable to Taxes paid, reimbursed or advanced by the Lessee prior to the receipt of such refund or credit or deemed refund or credit.

     If it is later determined that the Tax Indemnitee was not entitled to a refund or credit for which Lessee has made a payment to a Tax Indemnitee hereunder, the portion of the refund or credit that is disallowed, reduced, lost or recaptured shall be treated as Taxes for which the Lessee must indemnify the Tax Indemnitee, unless such disallowance, reduction, loss or recapture results from an event or circumstance described in one or more of clauses (iv), (v),
(vii), (ix), (xi), or (xiv) of Section 8.2(b) hereof.

     Any Taxes indemnified hereunder shall be paid by the Lessee, to the extent allowed, directly to the appropriate taxing authority on or before the time, and in the manner, prescribed by applicable laws. Lessee shall provide the appropriate Tax Indemnitee with such proof of payment of such Tax as is reasonably requested by such Tax Indemnitee. Any other amount payable to a Tax Indemnitee pursuant to this Section 8.2 shall be paid within 10 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not prior to two Business Days before the date such Tax is due. Any payments made pursuant to this Section 8.2 shall be made directly to the Tax Indemnitee entitled thereto or Lessee, as the case may be, in immediately payable funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee and mailed to the payee by certified mail, postage prepaid at its address as set forth in this Agreement. Any amount payable under this Section 8.2 that is not paid when due shall bear interest at the Overdue Rate.

     (f) Reports. If any report, certification, form, return or statement (a "Filing") is required to be filed with respect to any Tax that is subject to indemnification under this Section 8.2, Lessee shall promptly notify the appropriate Tax Indemnitee (and the Tax Indemnitee shall promptly notify Lessee in writing if a Responsible Officer of such Tax Indemnitee is actually aware of the Filing, it being understood and agreed that no Tax Indemnitee

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

shall have any obligation to determine whether any Filing is necessary) of such requirement in writing and, if permitted by applicable laws to do so, Lessee shall timely file such Filing with respect to such Tax (except for any such Filing that a Tax Indemnitee has notified Lessee in writing that such Tax Indemnitee intends to file) and will (if ownership of all or any part of the Properties is required to be shown on such Filing) show the ownership of the Properties in the name of the Lessor and send a copy of such Filing to the Lessor and (if the Lessor is not the Tax Indemnitee) the appropriate Tax Indemnitee; provided, however, that such Tax Indemnitee shall have furnished Lessee, at Lessee's request in writing and expense, with such information, not within the control of (or otherwise reasonably available to) Lessee, as is in such Tax Indemnitee's control or is reasonably available to such Tax Indemnitee and necessary to file such Filing. If Lessee is not permitted by applicable laws to file any such Filing, Lessee will promptly notify the appropriate Tax Indemnitee of such requirement in writing and prepare and deliver to the appropriate Tax Indemnitee a proposed form of such Filing within a reasonable time, and in all events at least 10 days prior to the time such Filing is required to be filed, unless such Tax Indemnitee has notified Lessee that it reasonably requires such Filing to be received before such time.

     Lessee shall furnish such information as a Tax Indemnitee may reasonably require to comply with the requirements of any taxing jurisdiction, provided such information is reasonably available to and within the control of Lessee.

     (g) Verification. At Lessee's request, the amount of any indemnity payment by Lessee pursuant to this Section 8.2 or any payment by a Tax Indemnitee to Lessee pursuant to this Section 8.2 shall be verified by a nationally recognized independent United States or international accounting firm selected by Lessee and reasonably acceptable to such Tax Indemnitee who shall be asked to verify, after consulting with the Tax Indemnitee, whether the Tax Indemnitee's computations are correct and to report its conclusions to both the Lessee and the Tax Indemnitee. Each Tax Indemnitee and Lessee hereby agrees to provide the accountants with all information and materials as shall be reasonably necessary or desirable in connection therewith. The fee of such accounting firm shall be paid by Lessee unless such verification discloses an error greater than the lesser of (a) $25,000 or (b) 10% of the amount determined by such accounting firm, in which case such fees shall be paid by the Tax Indemnitee. Any information provided to such accountants by any person shall be and remain the exclusive property of such person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information
as) the private, proprietary and confidential property of such person, and no person other than such person and the accountants shall be entitled thereto, and all such materials shall be returned to such person. Such accounting firm shall be requested to make its determination within 30 days. In the event such accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the accounting firm shall be final, binding and conclusive upon Lessee and such Tax Indemnitee, and Lessee shall have no right to inspect the books, records, tax returns or other documents (including working papers) of or relating to such Tax Indemnitee or Affiliate to verify such computations or for any other purpose.

     (h) Forms, etc. Each Tax Indemnitee agrees to furnish to Lessee from time to time, at the written request and expense of Lessee, such duly executed and properly completed forms or

Filings as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of the Overall Transaction, which reduction or exemption, in the reasonable determination of such Tax Indemnitee, is or may be available to such Tax Indemnitee; provided, however, that no Tax Indemnitee shall have any obligation to comply with any request or take any other action pursuant to this
Section 8.2(h) if in order to comply with such request or take such action the Tax Indemnitee would be required to make any inaccurate statement or divulge confidential information, or would suffer any unindemnified adverse consequences or any material adverse consequences (whether or not indemnified).

     (i) Tax Indemnitee Defined. For the purposes of this Agreement and the Operative Documents, "Tax Indemnitee" means each Indemnitee, other than any Debt Party, but shall also include each member of the combined or consolidated group of corporations or affiliated group of corporations of which such Tax Indemnitee is a member.

     (j) Non-Parties. If any Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to the Lessee, to the terms of this Section 8.2, before making any payment to such Tax Indemnitee under this Section 8.2.

     (k) Certain Withholding Taxes. The Indenture Trustee shall withhold any Taxes required to be withheld under Applicable Law in respect of any payments made by it in connection with the Overall Transaction. Each of the Certificateholders and the Pass Through Trust and the Pass Through Trustee agree to provide forms, Filings and information to the Indenture Trustee as are reasonably requested by the Indenture Trustee and necessary to perform its duties under this Section 8.2 or under the Indenture.

     (l) Certain Tax Rate Assumptions. For purposes of this Agreement and the other Operative Documents, in any case where the tax rate of the Lessor is relevant to determine the tax savings it will enjoy as a result of any payment to be made by the Lessor, it shall be assumed that the Lessor is subject to tax at the rate described in the proviso to the definition of After-Tax Basis.

                                   Article IX

                                 Purchase Rights

   Section 9.1. Rights of First Offer. If, during the Lease Term or the FMV Lease Term, the Owner Participant or the Lessor desires to sell or assign its rights in all of the Trust Estate or the Estate, the Operative Documents, the Properties (the "Lessor Offered Assets") (other than to an Affiliate of the Offeror) or the Recourse Guarantor desires to sell or assign its ownership interest in the Lessor (together with the Lessor Offered Assets, the "Offered Assets") (other than to an Affiliate of the Recourse Guarantor, the Lessor, the Owner Participant or the Recourse Guarantor, as the case may be, being hereinafter referred to as the "Offeror") shall, as a condition to such sale or assignment, first offer the Offered Assets to the Lessee (unless at such time a Lease Event of Default or a Special Default is continuing) (the "Offeree") at a price and on such other terms and conditions as the Offeror would accept from another Person. This Article IX shall not be construed as allowing any transfers which are in violation of Article VII hereof. The Offeree may, within 60 days of receipt of such offer, elect to purchase the Offered Assets or any part thereof on the terms offered Offeror by so notifying the Offeror within such 60 day period, whereupon the Offeree shall be bound to purchase from the Offeror and the Offeror shall be bound to sell to the Offeree, such Offered Assets (or portion thereof) on such terms. If the Offeree does not accept such offer, the Offeror may, subject to Article VII hereof, sell or assign its rights in the Offered Assets to another Person for a period of up to 9 months from the end of such 60 day period (x) on terms and conditions which are no less favorable (taken as a whole) to the Offeror than the terms and conditions the Offeror offered to the Offeree and (y) at a net price no less than 95% of that offered to the Offeree. If the Offeree does not accept such offer and the Offeror during such 9-month period, desires to sell or assign its rights in the Offered Assets to another Person on terms and conditions less favorable (taken as a whole) to Offeror than those offered to the Offeree or at a net price less than 95% of that offered to the Offeree, then the Offeror shall give the Offeree written notice of such proposed sale or assignment, and the Offeree shall have the right, within 30 days of such notice, to offer to purchase the Offeror's rights in the Offered Assets on the same terms and conditions as are offered to such other Person. If the Offeree does not make such offer within such 30-day period, the Offeror may thereafter complete the proposed sale or assignment of its rights in the Offered Assets to such other Person without any further obligations to the Offeree under this Section 9.1 as to the Offered Assets so sold or assigned (but without releasing the purchaser from its obligations under this Section 9.1). If the Offeror does not consummate such sale within 9 months then, if the Offeror still desires to sell the Offered Assets, it must repeat the process set forth in this Section 9.1.

     The Offeror may offer the Offered Assets in a transaction subject to the preceding paragraph only on an all-cash basis (without seller financing or any other financing arranged by the Offeror or its Affiliates, unless the Lessee agrees that any such financing is comparable to an all-cash offer).

     Notwithstanding the preceding two paragraphs, if the Lessee has the right to purchase the Lessor's interest with respect to a Property, the Lessee may instead elect to purchase the Lessor's interest in such Property for the same price, as modified by the next sentence. On the date of purchase from the Lessor, (i) the Lessee shall add to the purchase price the Allocable Portion of the Notes for such Property unless the Lessee is assuming such Allocable Portion pursuant to Section 10.1 hereof, (ii) the Lessor shall use any such additional funds to prepay such Allocable Portion, (iii) such Property shall be released from the Lien of the Security Documents and (iv) the Lease shall be terminated as to such Property.

   Section 9.2. Purchase and Transfer of Offered Asset. If the Offeree shall have exercised its right provided in Section 9.1 to purchase the Offered Assets (or a Property), the Offeree shall pay for and purchase the Offered Assets (or the Property), and the Offeror shall sell the Offered Assets (or the Properties), on the terms required by Section 9.1 hereof.

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

   Section 9.3. Purchase Options. In the event (i) any Applicable Laws and Regulations change after the Closing Date and require a Nonseverable Alteration to any Property which could be reasonably expected to cost in excess of 10% of the Lessor's Cost of such Property over the Lease Term or FMV Lease Term, (ii) Lessee has paid Tax or other indemnities, or becomes reasonably likely to be obligated to pay Tax or other indemnities in the future which are not caused by or controlled by Lessee and triggered for the purpose of effecting this purchase option and could be avoided if the Lease or FMV Lease were terminated as to the affected Properties, and the aggregate of all such indemnities not otherwise waived by the Indemnitees is in excess of 2% of the Lessor's Cost of the affected Properties or (iii) the Lessee has been prevented from constructing an Addition or Alteration for the reasons described in Section 9.2(c) of the Lease, the Lessee may (if no Lease Event of Default or Special Default is continuing, and subject to Section 9.2(c) of the Lease) purchase all of the affected Properties from the Lessor by (I) sending to such parties a notice of such election within 360 days of such change in Applicable Laws and Regulations, or the Lessee becoming aware of any such future indemnity obligation, in the case of clauses (i) and (ii) above, or (II) sending the notice contemplated by
Section 9.2(c) of the Lease, in the case of clause (iii) above, which notice (in the case of clause (I) or (II)) shall specify a purchase date which shall be a Stipulated Loss Value Date (for purposes of this Section 9.3, the "Purchase Date") not less than 10 days (45 days in the case of clause (iii) above) or more than 180 days after such notice. On the Purchase Date the Lessee shall pay to the Lessor the sum of (x) all Rent then due under the Operative Documents plus
(y) the Redemption Premium, if any, then due under the Notes as a result of being partially or wholly prepaid in connection with this Section 9.3 plus (z) the greater of (A) the Stipulated Loss Value for such Properties calculated as of the Purchase Date and (B) the Fair Market Sales Value of such Properties. If the Fair Market Sales Value cannot be determined by the Purchase Date, the purchase of the Property shall be postponed until the Fair Market Sales Value is determined or, at the option of the Lessee, the excess of the purchase price maintained by the Lessor to be the Fair Market Sales Value of the Property over that maintained by the Lessee to be the Fair Market Sales Value of the Property shall be escrowed in a manner satisfactory to the Lessee and the Lessor, and the amount payable on the Purchase Date by the Lessee pursuant to clause (z) above shall be the amount so maintained by the Lessee (but in no event less than the amount described in clause (A) of such clause (z)), with any shortfall being paid to Lessor upon completion of the Appraisal Procedure. Any interest earned on the escrow deposit shall be paid to such parties in the same proportion as the escrow deposit is paid to such parties. The exercise of the Lessee's purchase option pursuant to clause (ii) of this paragraph shall not decrease the indemnity obligations of the Lessee as to events or conditions occurring or arising before the Lessee's purchase is consummated. Upon payment of all amounts due on the Purchase Date, (i) Lessor shall sell to the Lessee, without recourse or warranty, except as to the absence of Lessor Liens, such Properties, (ii) such Properties shall be released from the Lien of the Security Documents and
(iii) the Lease shall be terminated as to such Property.

     All expenses incurred by the parties hereto under this Section 9.3, including sales and transfer taxes, shall be paid by the Lessee.

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

                                    Article X

                          Debt Assumption; Refinancing

   Section 10.1. Assumption of Indebtedness. Notwithstanding anything to the contrary in Section 9.1 or 9.3 hereof, in the event the Lessee purchases one or more Properties pursuant to either such Section, or if Lessee elects to assume the outstanding Notes in accordance with Section 6.19 herein, the Lessee, in the case of a Section 9.1 or 9.3 assumption, may elect to assume on a full recourse basis the Allocable Portion of the outstanding Notes (it being understood that the Lessee may not assume the Allocable Portion of the Notes relating to one or more Properties with respect to which the Lessee has exercised its rights under clause (iii) of Section 9.3 herein), or, in the case of a Section 6.19 assumption, must assume on a full recourse basis all of the Notes, in either case by so notifying the Lessor, the Pass Through Trustee and the Indenture Trustee at least 30 days (5 days in the case of a Section 6.19 assumption) prior to such purchase or assumption. Such assumption shall not be deemed a re-grant of a Lien by the Lessee to the Indenture Trustee, but a purchase in which the pre-existing Lien continues as to such Property to secure the new indenture between the Lessee and the Indenture Trustee. Such notice shall be accompanied by the forms of assumption documents the Lessee agrees to execute and deliver on the date of such purchase which shall provide to the Indenture Trustee substantially the same protections with respect to the operation, use and maintenance of such Properties as are afforded by the Lease; provided that the new indenture between the Lessee and the Indenture Trustee and the Security Documents shall not be cross-collateralized or cross-defaulted. Such assumption shall be subject to the following additional conditions: (i) the Indenture Trustee and the Pass Through Trustee for itself and for the benefit of the Certificateholders shall have received such opinions of counsel (including, without limitation, an opinion of a nationally recognized independent tax counsel reasonably acceptable to the Indenture Trustee and the Pass Through Trustee) to the effect that no gain or loss for U.S. Federal income tax purposes will result from such assumption for which such Certificateholder is not fully indemnified, to its reasonable satisfaction, by Lessee; provided, however, that for purposes of such opinion it shall be assumed that each Certificateholder is a domestic corporation, bank or insurance company), certificates and other documents as it may reasonably request, each in form and substance reasonably satisfactory to the Indenture Trustee and the Pass Through Trustee, (ii) the Indenture Trustee for itself and for the benefit of the Holders shall have received a title insurance policy or endorsement to its Title Policy to the effect that the Indenture Trustee continues to have a first priority mortgage and security interest in the Estate, (iii) Lessee shall be obligated to pay all reasonable costs and expenses of the parties hereto, including the reasonable fees and expenses of counsel for the Indenture Trustee and the Pass Through Trustee (or, at the election of the Indenture Trustee and the Pass Through Trustee, in lieu of the reasonable legal fees and expenses of counsel for the Indenture Trustee and the Pass Through Trustee, the reasonable legal fees and expenses for one counsel for the Certificateholders) incurred in connection with such assumption, whether or not consummated and (iv) if Allocable Portions of the Notes are assumed on more than one occasion pursuant to this Section 10.1, all new notes shall be issued pursuant to the same indenture and all related Properties shall secure all such notes.

     In the event of any assumption of Notes or an Allocable Portion thereof pursuant to Section 10.1(a), the amount payable by the Lessee to the Lessor under Article IX hereof shall be reduced by the amount of the outstanding principal of the Allocable Portion of the Notes being so assumed on the date of the assumption or exchange, after payment of any Basic Rent due on such date. The Lessor, the Indenture Trustee and the Pass Through Trustee agree to cooperate, at the Lessee's request and expense, with any such assumption by the Lessee.

   Section 10.2. Refinancing. Subject to the conditions set forth below, upon the request of the Lessor, the Lessee shall cooperate with the Lessor's efforts to arrange for one or more loans, on terms satisfactory to the Lessor, in an aggregate amount which (except as set forth below) shall not exceed, and the proceeds of which shall be used to prepay, in accordance with the provisions of the Indenture, the then outstanding principal amount of the Notes (a "Refinancing"). The Owner Participant shall pay (or cause to be paid out of the proceeds of a Refinancing), on an After-Tax Basis, all reasonable expenses of the Lessor, the Lessee, the Pass Through Trustee and the Indenture Trustee associated with a Refinancing.

     The parties hereto agree that they will cooperate, at Owner Participant's expense, in any Refinancing pursuant to this Section 10.2 and enter into such additional agreements and such supplements or amendments to or consents or waivers under each of the Operative Documents as may be reasonably requested by the Lessor to effect a Refinancing, subject to the satisfaction of the following conditions:

          (i) each of the documents relating to any Refinancing shall be in form and substance reasonably satisfactory to the Lessee and the Owner Participant; provided that to the extent the terms of a Refinancing are no less favorable to Lessee than the terms of the Indenture and the Notes and do not require any amendment to the Lease, such terms shall be deemed so satisfactory;

          (ii) payment in full of the unpaid principal amount of, and Redemption Premium, if any, and accrued and unpaid interest on the Notes and of all other amounts then due and owing with respect thereto pursuant to the Operative Documents;

          (iii) all necessary authorizations, approvals, consents and recordings shall have been obtained or accomplished; and

          (iv) the Lessor shall give the parties hereto at least 30 days' prior written notice of a Refinancing pursuant to this Section 10.2, which notice shall set forth to the extent practicable the proposed terms and conditions of such Refinancing, including the desired date therefor. The Lessor will promptly provide notice to such Persons of any changes in such proposed terms and conditions, and in any event, will provide to such Persons final terms and conditions of such Refinancing not later than three Business Days prior to the execution and delivery of the documents contemplated hereunder.

                                   Article XI

                            Financing of Alterations

   Section 11.1. Financing of Alterations.

     (a) Owner Participant. The Owner Participant agrees to consider in its sole discretion providing an equity financing in respect of any Nonseverable Alterations proposed by the Lessee and not in violation of the Lease or the relevant FMV Lease. In addition, although not in the case of an FMV Lease, the Lessor will permit, at the Lessee's expense, the issuance of Additional Notes in order to finance any such Alteration as contemplated by Section 11.1(b) hereof; provided that, as a condition to such issuance, the Owner Participant shall have received (A) from independent counsel selected by the Owner Participant and reasonably acceptable to the Lessee, an opinion reasonably satisfactory to the Owner Participant to the effect that the issuance of the Additional Notes will not result in any adverse federal income tax consequences to the Owner Participant or (B) in lieu of such opinion, an indemnity reasonably acceptable to the Lessor from the Lessee with respect to any such adverse tax consequences specified in writing by the Lessor to the Lessee; provided, further, the Owner Participant need not accept any material additional indemnity as described in this paragraph unless (A) the Lessee satisfies the Rating Test and (B) the Owner Participant receives an opinion from counsel selected by the Lessee and reasonably acceptable to Owner Participant that there is at least "more likely than not" authority for the federal income tax position which the Lessee requests the Owner Participant to assume. The parties hereto agree to cooperate fully, at the Lessee's expense, with any such financing or issuance.

     (b) Additional Notes. (i) The Lessee may, in accordance with the terms of
Section 4.10 of the Indenture, at any time and from time to time, so long as no Special Default or Lease Event of Default has occurred and is continuing at the time the Additional Notes are issued and subject to the conditions and restrictions contained in this Section 11.1, request the Lessor, upon not less than 20 Business Days' prior written notice to the Lessor and the Indenture Trustee, to execute and deliver documentation (including, without limitation, a commitment agreement, a supplement to the Indenture (or, if the Indenture has been discharged, a new indenture or comparable document which provides the Lessor and Owner Participant no less rights, and imposes on the Lessor and Owner Participant no greater obligations, than the Indenture (a "New Indenture") setting forth the terms of the financing and promissory notes) prepared by the Lessee or the purchaser of the Additional Notes and reasonably acceptable to the Lessor and the Indenture Trustee providing for the creation of notes under the Indenture or the New Indenture ("Additional Notes") in connection with any financing of Nonseverable Alterations (the "Additional Note Documentation"); provided, that Additional Notes shall not be issued (A) more than once during any twelve-month period or (B) to finance the costs necessary to restore or rebuild a Property following a Casualty, Condemnation or Event of Loss, it being understood that this clause (B) shall not prohibit the issuance of Additional Notes to finance Alterations to a Property done at the same time as such restoration and rebuilding; provided, further, that the issuance of such Additional Notes will not result in the occurrence of a Default or an Event of Default and will comply with the Indenture if then in effect. Accompanying such notice shall be drafts of the Additional Note Documentation, and the Lessee shall send to the parties hereto each subsequent draft thereof at the same time it is circulated to Persons other than the Lessee and its counsel. The Lessor shall thereafter execute and deliver the Additional Note Documentation on the specified date and the Indenture Trustee (or the indenture trustee, if any, under the New Indenture) shall authenticate the requested Additional Notes on and subject to the terms and conditions hereof; provided further that there shall exist no Lease Event of Default as of the date of either the execution of the Additional Note Documentation or the issuance and authentication of such Additional Notes. The Additional Note Documentation shall set forth:

          (1) the principal amount of the Additional Notes, which shall not exceed an amount equal to the increase in the Fair Market Sales Value of the related Property (as determined by an appraiser reasonably acceptable to Owner Participant and the Lessee) resulting from such Alterations, and the principal amount of the Allocable Portion of the Notes plus such Additional Notes shall not exceed 90% of the Fair Market Sales Value of the related Property on the date of such issuance of such Additional Notes (as determined by such appraiser) taking into account such Alteration;

          (2) the terms of such Additional Notes (which, except for the terms of payment and except for Section 4.10 of the Indenture, shall, if the Indenture is then in effect, be of substantially the same effect as the terms of the Notes issued on the Closing Date);

          (3) the date of maturity of such Additional Notes which shall not extend beyond the end of the Lease Term or be sooner than the maturity date of the Notes;

          (4) the date from which, and the date or dates on which, interest is payable;

          (5) the terms for the repayment of the principal amount of such Additional Notes;

          (6) the terms, if any, as to prepayment of such Additional Notes at the option of the Lessor and as to the premium, if any, payable on any prepayment of such Additional Notes (which shall be at least as favorable to the Lessor as the prepayment provisions of the Notes); and

          (7) any other terms and agreements in respect thereof necessary to specify the terms and conditions on which such Additional Notes shall be issued.

     (ii) At any time or from time to time after the execution and delivery by the Lessor of Additional Note Documentation in accordance with Section 11.1(b)(i) hereof, the Lessor shall execute and deliver such Additional Notes in an aggregate principal amount not exceeding the amount permitted by such Additional Note Documentation upon (I) compliance by the Lessee with this
Section 11.1(b), (II) receipt by the Lessor of an amount in cash equal to 100% of the aggregate principal amount of such Additional Notes, (III) payment by the Lessee of all of the reasonable fees and expenses (including, without limitation, legal fees and expenses) of (A) the Lessor or the Owner Participant that were incurred in connection with such Alterations and the issuance of the Additional Notes or any proposed or actual amendment to the Operative

Documents in connection therewith, and (B) the Indenture Trustee that were incurred in connection with the issuance of the Additional Notes or any proposed or actual amendment to the Operative Documents in connection therewith and (IV) receipt by the Lessor and the Indenture Trustee of the documents referred to below (in form and substance reasonably satisfactory to the Owner Participant):

          (1) a Lease Supplement, duly authorized, executed and delivered by the Lessee and the Lessor, providing for adjustments in Basic Rent and Stipulated Loss Value under the Lease required to ensure that payments of such amounts will be adequate to provide for all payments when due required under the Notes and the Additional Notes, together with such instruments of conveyance, assignment and transfer, if any, necessary or reasonably requested by the Indenture Trustee or its counsel to subject such Lease Supplement to the Lien of the Security Documents and to perfect such Lien subject to no Liens other than Permitted Liens, and evidence as to the due recording or filing of each thereof and of financing or similar statements with respect thereto;

          (2) such instruments of conveyance, assignment and transfer (including, without limitation, contractors' waivers) duly executed and delivered by the respective parties thereto, and such evidence of the due filing thereof or of financing statements with respect thereto, as may be reasonably requested to convey to the Lessor all property included in such Alterations, if any, and to subject such property to a Lien of the Security Documents, subject to no Liens except Permitted Liens;

          (3) originals or certified copies of all corporate actions and governmental approvals and permits necessary for the due and valid issuance of such Additional Notes, the due and valid authorization, execution, delivery and performance by the Lessor of the Additional Note Documentation, and the due and valid authorization, execution, delivery and performance by the Lessee and the Lessor of the Lease Supplement and the creation of the Lien thereon referred to above, all of which corporate actions and governmental approvals and permits shall have been duly obtained and shall be in full force and effect; together with evidence as to the due occurrence of such authorization, execution, delivery and performance;

          (4) such modifications, amendments, waivers or supplements to the Operative Documents, other instruments, certificates, title policy endorsements and opinions as may be reasonably requested by the Owner Participant, the Lessee, the Indenture Trustee (or its counsel) or the prospective Holders of the Additional Notes in order to effectuate the financing contemplated by this Section 11.1(b); and

          (5) a letter from nationally recognized independent public accountants confirming that the adjustments to Basic Rent and Stipulated Loss Values are adequate, as contemplated by (1) above.

                                   Article XII

                                  Miscellaneous

   Section 12.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, any disposition of any interest of the Lessor in any Property and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions and conditions of any of the Operative Documents. The indemnities of the parties provided for in the Operative Documents and the parties' obligations under all such indemnities, shall survive the termination of this Agreement, the Lease and the other Operative Documents.

   Section 12.2. Concerning the Trust Company and the Co-Trustee. The Lessee, the Owner Participant, the Indenture Trustee and the Lender each acknowledge and agree that each of the Trust Company and the Co-Trustee is entering into this Agreement and the other Transaction Documents to which it is a party solely in its capacity as trustee under the Trust Agreement and not in its individual capacity (except as expressly stated therein) and in no case shall Trust Company or the Co-Trustee (or any entity acting as successor trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through, or under any such party; provided, however, that the Trust Company (or any such successor trustee) shall be personally liable hereunder for its and the Co-Trustee's own gross negligence or willful misconduct and for its and the Co-Trustee's breach of its and the Co-Trustee's covenants, representations and warranties contained herein, to the extent covenanted or made in its or the Co-Trustee's individual capacity.

   Section 12.3. Notices. Unless otherwise specifically provided herein, all notices, demands, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by facsimile or by hand and any such notice shall become effective upon receipt (it being agreed that a confirmed facsimile shall be deemed received upon the sender's receipt of such confirmation), and shall be directed to the Address of such Person. From time to time any party may designate a new Address for purposes of notice hereunder by notice to each of the other parties hereto.

   Section 12.4. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

   Section 12.5. Amendments. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the parties hereto.

   Section 12.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

   Section 12.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns.

   Section 12.8. Governing Law. This Agreement has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

   Section 12.9. [Reserved].

   Section 12.10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   Section 12.11. Jurisdiction. (a) Each of the parties hereto:

          (1) hereby irrevocably submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States Court for the Southern District of New York) and of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Participation Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns;

          (2) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court; and

          (3) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

     (b) Each Party hereby waives all right to trial by jury in any action proceeding or counterclaim arising out of or relating to this Agreement or any other Operative Document.

   Section 12.12. Priority; Attornment. (a) The Lease, and all rights of the Lessee thereunder are now, and shall at all times continue to be, senior in all respects to the Security Documents and the Liens thereof, all the terms, conditions and provisions thereof, all advances made or to be made thereunder, and to any and all increases, renewals, extensions, modifications, substitutions, replacements, consolidations, coordinations, spreaders or replacements thereof.

     (b) If no Lease Event of Default has occurred and is continuing and the Lessee shall have attorned to the Successor Lessor (as such term is defined in Section 12.12(c) hereof) as described in Section 12.12(c) hereof:

          (i) neither the Lessee nor any person claiming through or under Lessee shall be named or joined as a party defendant in any action, suit or proceeding which may be instituted by the Indenture Trustee to foreclose the Security Documents or to collect the debt secured thereby, or which may otherwise be instituted or taken under or in connection with the Security Documents or any obligations secured thereby by reason of a Default or Event of Default unless the Lessee or any Person claiming through or under the Lessee is deemed a necessary party to such action, suit or proceeding, in which event the Lessee or any such party may be so named or joined but such naming or joinder shall not otherwise be in derogation of the rights of the Lessee set forth in this Agreement or the Lease and the Lease shall, subject to the terms and provisions thereof, continue in full force and effect notwithstanding the commencement of any such proceeding; and

          (ii) the Lessee shall not be evicted from the Properties, nor shall the leasehold estate or possession of the Lessee be terminated by reason of any Default or Event of Default under or foreclosure of the Security Documents, and the Lessee shall, subject to Section 6.14 hereof, be entitled to remain in quiet possession and use of the Properties as provided in the Lease.

     (c) If, at any time, the Indenture Trustee, or any Person, or the Indenture Trustee's or such Person's successors or assigns, or any subsequent successor or assigns of any thereof (the Indenture Trustee, or any such Person, or any such successor or assign being hereinafter referred to as the "Successor Lessor"), shall succeed to the interests of the landlord under the Lease by reason of the exercise of remedies under the Security Documents, then (i) the Lease shall not terminate by reason of such succession, (ii) the Lessee shall attorn to and recognize such Successor Lessor as landlord under the Lease upon the then existing terms and conditions of the Lease and as hereinafter provided in this
Section 12.12(c) or in Section 12.12(d) hereof, and (iii) such Successor Lessor shall accept such attornment and recognize the Lessee as the tenant under the Lease. Upon such attornment and recognition, the Lease shall continue in full force and effect as, or as if it were, a direct agreement between such Successor Lessor and the Lessee upon and subject to all of the then existing terms, conditions and covenants as are set forth in the Lease and the other Operative Documents, and which shall be applicable after such attornment and recognition, except that such Successor Lessor, notwithstanding anything to the contrary set forth in the Lease or any other Operative Document, shall not be:

          (i) liable for any previous act, omission or negligence of the landlord under the Lease or for the payment of any monies owing by or on deposit with the predecessor to the Successor Lessor to the credit of the Lessee; or

          (ii) subject to any counterclaim, defense, offset, credit or deduction which shall have accrued to the Lessee against the landlord under the Lease at any time prior to the earlier of delivery of possession to, or time of succession of, the Successor Lessor; or

          (iii) bound by any previous modification or amendment of the Lease (including any extension of the term thereof not expressly provided for in any thereof), or by any previous prepayment (other than prepayments required by the Lease) of more than one month's rent, unless such modification, amendment or prepayment (x) did not, pursuant to the terms of the Indenture, require the approval of the Indenture Trustee or (y) required the approval of the Indenture Trustee and the Lessee had received such approval, or in the case of any prepayment of more than one month's rent, such prepayment of rent shall have been paid to the Indenture Trustee.

The foregoing provisions of this Section 12.12(c) shall inure to the benefit of and bind the Lessee and the Successor Lessor. The Successor Lessor shall be liable for all other obligations of the Lessor under the Operative Documents.

     (d) The provisions of this Section 12.12 shall be self-operative and no further instrument shall be necessary to effect the aforementioned attornment and recognition. Nevertheless, in confirmation thereof, the Lessee and Successor Lessor shall execute and deliver an appropriate certificate to confirm such attornment and recognition upon request of the Indenture Trustee, its agent or the Lessee.

     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   Bank of America, N.A., as Lessee


                                   By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   First States Investors 3500, LLC, a
                                      Delaware limited liability company, as
                                      Owner Participant


                                   By: First States Investors 3500A, LLC, its
                                       Managing Member


                                   By:
                                      ------------------------------------------
                                      Name: Sonya A. Huffman
                                      Title: Vice President and Secretary

                                   First States Group, L.P.


                                   By: First States Group, LLC,
                                       its General Partner


                                   By:
                                      ------------------------------------------
                                      Name: Sonya A. Huffman
                                      Title: Senior Vice-President-Operations &
                                             Secretary

                                   Wells Fargo Bank Northwest, National
                                      Association, as Indenture Trustee and Pass
                                      Through Trustee


                                   By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   U.S. Bank National Association (successor to
                                       State Street Bank and Trust Company of
                                       Connecticut, National Association), not
                                       in its individual capacity, except as
                                       expressly set forth herein, but solely
                                       as Owner Trustee under the Amended and
                                       Restated Trust Agreement (1997-D) dated
                                       as of May 23, 2003, as Grantor


                                   By:
                                       -----------------------------------------
                                       Name
                                       Title:

                                   PATRICK THEBADO, not in his individual
                                       capacity, but solely as Co-Trustee under the Trust Agreement (1997-D) as aforesaid and Lessor in the
                                       Co-Trustee States


                                   By:
                                       -----------------------------------------

                   Description of Filings and Filing Locations

     The Deeds, the Short Form Agreement, the Maryland Short Form Agreement (with respect to the Maryland Properties only), the Indenture (except with respect to the Maryland Properties), the Maryland Security Documents (with respect to the Maryland Properties only), and the UCC-1 Financing Statements relating to the Properties shall be filed in the following respective locations:

                                    Filing Office for Real
     Property                        Property and Security                Filing Offices for
     Location                 Documents (Including Fixture Filing)           UCC-1s, -2s
----------------------   ---------------------------------------------   ---------------------
St. Petersburg, FL       Clerk of Circuit Court                          UCC Division
                         Pinellas County, Florida                        Secretary of State
                         315 Court Street                                P.O. Box 793
                         Clearwater, FL 34616                            Dover Delaware, 19903

Northeast                Clerk of the Superior Court of Dekalb County    UCC Division
Atlanta, GA              Real Estate Recording Division                  Secretary of State
                         556 N. McDonough Street                         P.O. Box 793
                         Decatur, GA  30030                              Dover Delaware, 19903

Southside                Clerk of the Superior Court of Fulton County    UCC Division
Atlanta, GA              Real Estate Recording Division                  Secretary of State
                         136 Pryor Street, S.W.                          P.O. Box 793
                         Atlanta, GA  30303                              Dover Delaware, 19903

Columbia, SC             Richland County Register of Mesne Conveyances   UCC Division
                         P.O. Box 192                                    Secretary of State
                         Columbia, SC 29202                              P.O. Box 793
                                                                         Dover Delaware, 19903

Greensboro, NC           Katherine Lee Payne - Courthouse                UCC Division
                         201 S. Eugene Street                            Secretary of State
                         Greensboro, NC  27401                           P.O. Box 793
                                                                         Dover Delaware, 19903

3401 Columbia Pike       Arlington County, Virginia                      UCC Division
Arlington, VA            1425 N. Courthouse Road,                        Secretary of State
                         Suite 6200                                      P.O. Box 793
                         Arlington, VA  22201                            Dover Delaware, 19903

                                   Schedule I
                        (to the Participation Agreement)

                                    Filing Office for Real
     Property                        Property and Security                Filing Offices for
     Location                 Documents (Including Fixture Filing)           UCC-1s, -2s
----------------------   ---------------------------------------------   ---------------------
Villa Park               Clerk of the Circuit Court of Henrico County    UCC Division
Richmond, VA             Parham & Hungary Spring Roads                   Secretary of State
                         P.O. Box 27032                                  P.O. Box 793
                         Richmond, VA 23273                              Dover Delaware, 19903

Bank of America Center   Clerk of the Circuit Court of the City of       UCC Division
Richmond, VA                Richmond                                     Secretary of State
                         John Marshall Courts Building                   P.O. Box 793
                         400 North Ninth Street                          Dover Delaware, 19903
                         Richmond, VA 23219

Shockoe Parking          Clerk of the Circuit Court of the City of       UCC Division
Richmond, VA                Richmond                                     Secretary of State
                         John Marshall Courts Building                   P.O. Box 793
                         400 North Ninth Street                          Dover Delaware, 19903
                         Richmond, VA 23219

Norfolk Parking          Attn: Real Estate Recording                     UCC Division
Norfolk, VA              Norfolk City Clerk of the Circuit Court         Secretary of State
                         100 St. Paul's Blvd.                            P.O. Box 793
                         Norfolk, VA 23510-2773                          Dover Delaware, 19903

Two Commercial Place     Attn: Real Estate Recording                     UCC Division
Norfolk, VA              Norfolk City Clerk of the Circuit Court         Secretary of State
                         100 St. Paul's Blvd.                            P.O. Box 793
                         Norfolk, VA 23510-2773                          Dover Delaware, 19903

One Commercial Place     Attn: Real Estate Recording                     UCC Division
Norfolk, VA              Norfolk City Clerk of the Circuit Court         Secretary of State
                         100 St. Paul's Blvd.                            P.O. Box 793
                         Norfolk, VA 23510-2773                          Dover Delaware, 19903

730 15th Street          District of Columbia Recorder of Deeds          UCC Division
Washington, DC           515 D Street, NW                                Secretary of State
                         Washington, DC 20001                            P.O. Box 793
                                                                         Dover Delaware, 19903

                                     Filing Office for Real
     Property                         Property and Security               Filing Offices for
     Location                 Documents (Including Fixture Filing)           UCC-1s, -2s
----------------------   ---------------------------------------------   ---------------------
225 North Calvert        Circuit Court for Baltimore City                UCC Division
Baltimore, MD            Clarence E. Mitchell, Jr. Courthouse            Secretary of State
                         100 N. Calvert St., Room 610                    P.O. Box 793
                         Baltimore, MD 21202                             Dover Delaware, 19903

100 South Charles        Circuit Court for Baltimore City                UCC Division
Baltimore, MD            Clarence E. Mitchell, Jr. Courthouse            Secretary of State
                         100 N. Calvert St., Room 610                    P.O. Box 793
                         Baltimore, MD 21202                             Dover Delaware, 19903

Veirs Mill               Circuit Court for Montgomery County             UCC Division
Silver Springs, MD       Montgomery County Judicial Center               Secretary of State
                         50 Courthouse Square, Room 212                  P.O. Box 793
                         Rockville, MD 20850                             Dover Delaware, 19903

                                    Exhibit A

                        Description of Existing Subleases

225 N. Calvert Street      Baltimore       MD   3AMEPE00   American Personal Communication
225 N. Calvert Street      Baltimore       MD   3AMEPE00   APC Realty & Equipment Co.
100 South Charles Street   Baltimore       MD   3BLUCO01   Blue Coat Foods, Inc.
100 South Charles Street   Baltimore       MD   3DELDI00   Chef Paolino
100 South Charles Street   Baltimore       MD   3DESFR00   Designer Fragrances & Cosmetic
100 South Charles Street   Baltimore       MD   3FERSC00   Ferguson, Schetelich, Hefferman
100 South Charles Street   Baltimore       MD   3FLOCA00   Flower Cart, Inc.
100 South Charles Street   Baltimore       MD   3GSASE00   GSA - Secret Service
100 South Charles Street   Baltimore       MD   3IDTSO00   IDT Solutions
100 South Charles Street   Baltimore       MD   3NEWMA00   News Mart
100 South Charles Street   Baltimore       MD   3PAUSA00   Paul Sarbanes, U. S. Senator
100 South Charles Street   Baltimore       MD   3TOW-C00   Town & Country Mgmt. Company
100 South Charles Street   Baltimore       MD   3TOWII00   Tower II
100 South Charles Street   Baltimore       MD   3UNIWA05   United Way of Central Maryland
100 South Charles Street   Baltimore       MD   3WATMA00   Water Mark, Inc.
100 South Charles Street   Baltimore       MD   3WEIGR02   Saul Ewing LLP
12125 Veirs Mill Road      Silver Spring   MD   3FENIN00   Fenix International Shipping
12125 Veirs Mill Road      Silver Spring   MD   3WOMAC00   Woman of Achievement in Md
3401 Columbia Pike         Arlington       VA   3CAMHU00   Dr. Hugh Campbell
3401 Columbia Pike         Arlington       VA   3CELON00   Cellular One
One Commercial Place       Norfolk         VA   3ARDCO00   Ardis Company
One Commercial Place       Norfolk         VA   3CAIWI00   Hampton Rd. Wireless, Inc.
One Commercial Place       Norfolk         VA   3CREWA00   Crenshaw, Ware & Martin
One Commercial Place       Norfolk         VA   3HARCL00   The Harbor Club
One Commercial Place       Norfolk         VA   3MET--01   Metrocall, Inc.
One Commercial Place       Norfolk         VA   3PAIWE00   USB/Paine Webber
One Commercial Place       Norfolk         VA   3WILSA00   Wilcox & Savage, P.C.
1111 East Main Street      Richmond        VA   3CLECH00   Clear Channel Communications
1111 East Main Street      Richmond        VA   3MALYE00   Maloney, Yeatts and Barr
1111 East Main Street      Richmond        VA   3MET--02   Metrocall, Inc.
1111 East Main Street      Richmond        VA   3METFI00   Metropolitan Fiber Systems
1125 East Main Street      Richmond        VA   3MEZMC00   Mezzullo & McCandlish
1111 East Main Street      Richmond        VA   3SANTR01   Troutman Sanders, LLC

                                    Exhibit B

                       Schedule of Original Lessor's Cost

                                                   Original Lessor's
   Property Description           Location               Cost
---------------------------   ------------------   -----------------
Washington Office             Washington, DC         $ 15,590,499
St. Petersburg Operations     St. Petersburg, FL     $  4,296,770
Southside Center              College Park, GA       $ 14,798,688
N. Calvert St.                Baltimore, MD          $ 10,396,422
Veirs Mill                    Silver Spring, MD      $  1,598,688
Columbia Control Center       Columbia, SC           $  6,198,807
Arlington Main                Arlington, VA          $  1,598,589
Northeast Center              Tucker, GA             $ 21,593,123
Triad Center                  Greensboro, NC         $ 28,496,363
Charles St.                   Baltimore, MD          $ 45,788,074
NationsBank Center            Norfolk, VA            $ 21,289,525
NationsBank Center            Richmond, VA           $ 50,592,725
Commercial Place              Norfolk, VA            $ 19,692,844
Villa Park                    Richmond, VA           $ 68,095,628
Shockoe Parking               Richmond, VA           $          0
Norfolk Parking               Norfolk, VA            $          0
                                                     $310,026,745
Released Property per Prior
Agreement                     Atlanta, GA            $ 12,996,720

                    Total Original Lessor's Cost     $323,023,465

                                    Exhibit C

 2   2060 Northlake Parkway     Tucker      GA   3PEAOU00   P'tree Outdoor Adv.& Turner Adv
 5   100 South Charles Street   Baltimore   MD   3ALLTE00   Allegiance Telecom Inc
 9   100 South Charles Street   Baltimore   MD   3DELTO00   Deloitte & Touche
11   100 South Charles Street   Baltimore   MD   3ELLTU00   Ellin & Tucker
16   100 South Charles Street   Baltimore   MD   3INTRE02   Internal Revenue Service
18   100 South Charles Street   Baltimore   MD   3LOCMA00   Lockheed Martin Corporation
22   100 South Charles Street   Baltimore   MD   3REWPL00   Rewards Plus of America Corp.
40   One Commercial Place       Norfolk     VA   3CRAGR00   Craver Green & Co.
43   One Commercial Place       Norfolk     VA   3GOOCO00   Goodman & Company
50   One Commercial Place       Norfolk     VA   3S--L-00   S. L. Nusbaum Realty Company
55   1111 East Main Street      Richmond    VA   3ALCLE00   A.L.C. Leasing Co., Inc.
56   1111 East Main Street      Richmond    VA   3AMURE00   Amurcon Realty Company
60   1111 East Main Street      Richmond    VA   3FIRDA00   First Data Investor Services
61   1111 East Main Street      Richmond    VA   3FOREY00   For Eyes Optical Co. Inc.
62   1111 East Main Street      Richmond    VA   3GRERI00   Greater Richmond Transit Co.
63   1111 East Main Street      Richmond    VA   3INCED00   Incredible Edibles, Inc
65   1111 East Main Street      Richmond    VA   3KININ00   Kinkos, Inc.
76   1111 East Main Street      Richmond    VA   3VIRIN00   Virginia Interactive